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                                                                   Exhibit 10.20

                                 LOAN AGREEMENT

         This Loan Agreement ("Agreement") entered into the day of September, 1998, by and among COOKER RESTAURANT CORPORATION, an Ohio corporation ("Borrower"), CGR MANAGEMENT CORPORATION, a Florida corporation, FLORIDA COOKER, LP, INC., a Florida corporation, and SOUTHERN COOKER LIMITED PARTNERSHIP, an Ohio limited partnership,(collectively the "Co-Obligors" and individually a "Co-Obligor"), jointly and severally, and NATIONSBANK OF TENNESSEE, N.A., a national banking association ("NationsBank") and FIRST UNION NATIONAL BANK, a national banking association ("First Union") (NationsBank and First Union being individually referred to as a "Lender" and collectively referred to as the "Lenders") and NATIONSBANK OF TENNESSEE, N.A. as administrative agent for the Lenders (in such capacity the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrower and Co-Obligors have requested that the Lenders provide a Sixty Two Million Five Hundred Thousand and No/100 Dollars ($62,500,000.00) credit facility to the Borrower and Co-Obligors; and

         WHEREAS, the Lenders have agreed to make the requested credit facility available to the Borrower and Co-Obligors on the terms and conditions hereinafter set forth; and

         NOW, THEREFORE, as an inducement to cause Lenders to extend credit to Borrower and Co-Obligors, and for other valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:

         1.       DEFINITIONS.

                  (a) "25 Properties" means those 25 restaurant properties owned in fee simple by Borrower as described on EXHIBIT A.

                  (b) "11 Properties" means those 11 restaurant properties owned in fee simple by Borrower as described on EXHIBIT B.

                  (c) "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by or under direct or indirect common control with such Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power (i) to vote 10% or more of the securities having ordinary voting power for the election of directors of such corporation or (ii) to direct or cause direction of the management and


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         policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

                  (d) "Agent" means NationsBank of Tennessee, N.A., or any successor administrative agent appointed pursuant to Section 47.

                  (e) "Applicable Margin" means for any fiscal quarter the applicable rate per annum in excess of the LIBOR Rate set forth in the table below:



                                Ratio of Funded
                                Debt to EBITDA               Applicable Margin
                                --------------               -----------------


greater than or equal to        4.0 to 1.0                          2.25%

greater than or equal to        3.0 to 1.0 but
               less than        4.0 to 1.0                           2.0%

greater than or equal to        2.5 to 1.0 but
less than                       3.0 to 1.0                          1.50%

greater than or equal to        2.0 to 1.0 but
less than                       2.5 to 1.0                          1.25%

less than                       2.0 to 1.0                           1.0%


The Ratio of Funded Debt to EBITDA shall be computed for Borrower and Co-Obligors on a rolling four quarter basis and as determined by GAAP on a consolidated basis. The Borrower is required to give Lenders a compliance certificate within 45 days of the end of each fiscal quarter. The Applicable Margin will be computed based on such compliance certificate and will become effective as of the first day of the month following the month in which the compliance certificate was due. The Applicable Margin will then apply for that three-month period.

                  (f) "Bankruptcy Code" means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

                  (g) "Base Rate" means the LIBOR Rate (as defined in Section 6) for one month periods (a "LIBOR Period") plus the Applicable Margin.

                  (h) "Business Day" means any day other than a Saturday, a Sunday, or legal holiday or a day on which banking institutions are authorized or required by law or other governmental action to close in Nashville, Tennessee or in any other city in the United States in which is located the principal place of business of a Lender; provided that such day is also a day on which dealings between banks are carried on in U.S. dollar deposits in the London




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         interbank market. Should any payment of principal or interest be due on a day that is not a Business Day, then the payment shall be due on the first Business Day thereafter.

                  (i) "Capital Expenditures" means all expenditures of the Borrower and Co-Obligors which, in accordance with GAAP, would be classified as capital expenditures, including, without limitation, Capital Leases.

                  (j) "Capital Lease" means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

                  (k) "Change of Control" means the change of 1/3 or more of the Continuing Directors of the Borrower within any twelve-month period; the change of 1/2 or more of the Continuing Directors of the Borrower within any twenty-four month-period; or the acquisition by any person or "group" (as such term is used in Section 13 (b) (3) of the Securities Exchange Act of 1934, as amended) of a direct or indirect majority (more than 50%) interest in the voting power of the voting stock of the Borrower by way of merger, consolidation or otherwise. A "Continuing Director" shall mean any member of the board of directors of the Company who (i) was a member of such board of directors on the date of this Loan Agreement or (ii) was nominated for election or elected to such board of directors with the affirmative vote of a majority of the Continuing Directors who are members of such board at that time of such nomination or election whether as a result of the addition of new members to replace Continuing Directors who die, resign or retire, an increase in the number of directors or otherwise.

                  (l) "Closing Date" means the date hereof.

                  (m) "Code" means the Internal Revenue Code of 1986, as amended, modified, succeeded or replaced from time to time.

                  (n) "Collateral Documents" means the mortgages, deeds of trust, security agreements and such other documents executed and delivered in connection with the attachment and perfection of the Lenders' security interests and liens in the assets of the Borrower and Co-Obligors, including, without limitation, UCC financing statements; provided the only personal property in which Lenders will have a security interest shall be the owner's title insurance policies on the Properties.

                  (o) "Collateral" means all collateral referred to in and covered by the Collateral Documents.

                  (p) "Commitment Fees" means the fees payable to the Lenders pursuant to


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         Section 7.

                  (q) "Commitments" means the Revolving Committed Amount and Term Loan Committed Amount.

                  (r) "Current Assets" will have the meaning given in accordance with Generally Accepted Accounting Principles.

                  (s) "Current Liabilities" will have the meaning given in accordance with Generally Accepted Accounting Principles.

                  (t) "Default" has the meaning specified in Section 39.

                  (u) "Dollars" and "$" means dollars in lawful currency of the United States of America.

                  (v) "EBITDA" means, for any period, with respect to the Borrower and Co-Obligors on a consolidated basis, the sum of (a) Net Income for such period (excluding the effect of any extraordinary or non-recurring gains or losses outside of the ordinary course of business) plus (b) an amount which, in the determination of Net Income for such period has been deducted for (i) Interest Expense for such period; (ii) total federal, state, foreign or other income taxes for such period; and (iii) all depreciation and amortization for such period, all as determined in accordance with GAAP.

                  (w) "Effective Date" means the date on which the conditions set forth in Section 7 shall have been fulfilled (or waived in the sole discretion of the Lenders) and on which the initial Loans shall have been made.

                  (x) "Environmental Laws" means the Environmental Protection Act, the Resource Conservation and Recovery Act of 1976, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Hazardous Materials Transportation Act and any other federal, state or municipal law, rule or regulation relating to air emissions, water discharge, noise emissions, solid or liquid waste disposal, hazardous or toxic waste or materials, or other environmental or health matters.

                  (y) "Escrow Mortgages" means mortgages and/or deeds of trust on the 11 Properties.

                  (z) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of


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         ERISA shall be construed also to refer to any successor sections.

                  (aa) "ERISA Affiliates" means an entity, whether or not incorporated, which is under common control with any Borrower and Co-Obligors within the meaning of Section 4001(a)(14) or ERISA, or is a member of a group which includes Borrower and Co-Obligors and which is treated as a single employer under Sections 414(b), (c), (m), or (o) of the Code.

                  (bb) "ERISA Plan" means any employee benefit plan (as defined in Section 3(3) of ERISA) which is covered by ERISA and with respect to which Borrower or any Co-Obligor or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of Section 3(5) of ERISA.

                  (cc) "Existing First Union Debt" means that certain Promissory Note dated August 26, 1991, as amended from time to time from Borrower to First Union in the principal amount of $33,000,000.00.

                  (dd) "Fee Letter" means that certain letter between NationsBank and Borrower dated the 24 day of September, 1998.

                  (ee) "First Union Mortgages" means those mortgages originally granted to First Union on the Properties described on Exhibit K.

                  (ff) "Funded Debt" means, without duplication, the sum of (a) all indebtedness of the Borrower and Co-Obligors for borrowed money,
         (b) all purchase money indebtedness of the Borrower and Co-Obligors,
         (c) the principal portion of all obligations of the Borrower and Co-Obligors under Capital Leases, (d) commercial letters of credit and the maximum amount of all performance and standby letters of credit issued by bankers' acceptance facilities created for the account of the Borrower or Co-Obligors to the extent of all unreimbursed draws thereunder, (e) all guaranty obligations of the Borrower and Co-Obligors with respect to Funded Debt of another person, (f) all Funded Debt of another entity secured by a Lien on any property of the Borrower or Co-Obligors whether or not such Funded Debt has been assumed by a Borrower or Co-Obligors, (g) all Funded Debt of any partnership or unincorporated joint venture to the extent the Borrower or Co-Obligors are legally obligated or have a reasonable expectation of being liable with respect thereto, net of any assets of such partnership or joint venture; and (h) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product pursuant to which a Borrower or Co-Obligors is the obligor where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP.

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                  (gg) "Generally Accepted Accounting Principles" or "GAAP"
         means generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, consistently applied and maintained throughout the period indicated and consistent with the prior financial practice of Borrowers and any predecessors.

                  (hh) "Governmental Authority" means any federal, state, local, provincial or foreign court or governmental agency, authority, instrumentality or regulatory body.

                  (ii) "Hazardous Materials" means those substances included from time to time within the definition of hazardous substances, hazardous materials, toxic substances, or solid waste under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended, 42 U.S.C. ss. 9601 et seq.; the Resource Conversation and Recovery Act of 1976, 42 U.S.C. ss. 1801 et seq., and in the regulations promulgated pursuant to such acts and laws; and such other substances that are or become regulated under any applicable local, state or federal law or regulation addressing environmental hazards.

                  (jj) "Initial Mortgages" means deeds of trust and/or mortgages on the 25 Properties. To the extent that one or more properties that are included in the 25 Properties are subject to a First Union Mortgage, such First Union Mortgage shall be amended and restated on the Closing Date.

                  (kk) "Interest Expense" means, for any period, with respect to the Borrower and Co-Obligors on a consolidated basis, all interest expense, including the interest component under Capital Leases, as determined in accordance with GAAP.

                  (ll) "Interest Income" means, for any period, with respect to the Borrower and Co-Obligors on a consolidated basis, all interest income as determined in accordance with GAAP.

                  (mm) "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind (including, without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code as adopted and in effect in the relevant jurisdiction or other similar recording or notice statute, and any lease in the nature thereof).

                  (nn) "Loan" or "Loans" means the Revolving Loan and/or the Term Loans (or a portion of any Revolving Loan or the Term Loans), individually or collectively, as


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         appropriate and, after the Second Closing means the Renewal Revolving
         Loans and/or the Renewal Term Loans or a portion of any Renewal Revolving Loan or the Renewal Term Loans individually or collectively as appropriate.

                  (oo) "Loan Documents" means this Agreement, the Notes, the Collateral Documents and all other related agreements and/or documents issued or delivered hereunder or thereunder or pursuant hereto or thereto.

                  (pp) "Material Adverse Effect" means a material adverse effect, after taking in account applicable insurance, if any (to the extent the provider thereof has the financial ability to support its obligation with respect thereto and is not disputing same), on (a) the operations, financial condition, business or prospects of the Borrower and Co-Obligors taken as a whole, (b) the ability of Borrower and Co-Obligors to perform their respective obligations under this Agreement or any of the other Loan Documents, or (c) the validity or enforceability of this Agreement, any of the other Loan Documents, or the rights or remedies of the Lenders hereunder or thereunder taken as a whole.

                  (qq) "Net Income" means, for any period, the net income after taxes for such period of the Borrower and Co-Obligors on a consolidated basis, as determined in accordance with GAAP.


                  (rr) "Note" or "Notes" means the Revolving Loan Notes and/or the Term Loan Notes, individually or collectively, as appropriate and, after the Second Closing, the Renewal Revolving Loan Notes and/or the Renewal Term Loan Notes individually, or collectively as appropriate.

                  (ss) "Operating Lease" means, as applied to any Person, any lease (including, without limitation, leases which may be terminated by the lessee at any time) of any property (whether real, personal or mixed) which is not a Capital Lease other than any such lease in which that Person is the lessor.

                  (tt) "Participation Interest" means the extension of credit by a Lender by way of a purchase of a participation in any Loans as provided in Section 46.

                  (uu) "Permitted Investments" means (i) commercial paper and variable or fixed rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within 30 days of the date of acquisition, (ii) dollar denominated time deposits and certificates of deposits of the Lenders with a maturity date of not more than 30 days after the creation thereof, and (iii) tax exempt securities either (A) carrying a rating of MIG 1 or better

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         or (B) backed by an acceptable irrevocable letter of credit issued by a bank with a short-term commercial paper rating of A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof or better by Moody's), in each case maturing within 30 days of the date of acquisition.

                  (vv) "Permitted Liens" means (a) Liens securing obligations of Borrower or Co-Obligors to Lenders hereunder, (b) Liens for taxes not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosures, sale or loss on account thereof), (c) Liens in respect of property imposed by law arising in the ordinary course of business such as materialmen's, mechanics', warehousemen's, carrier's, landlords' and other nonconsensual statutory Liens which are not due and payable or, if due and payable, are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof), (d) pledges or deposits made in the ordinary course of business to secure payment of worker's compensation insurance, unemployment insurance, pensions or social security programs, (e) Liens arising from good faith deposits in connection with or to secure performance of tenders, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (other than obligations in respect of the payment of borrowed money), (f) Liens arising from good faith deposits in connection with or to secure performance of statutory obligations and surety and appeal bonds, (g) easements, rights-of-way, restrictions (including zoning restrictions), minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered property for its intended purposes, (h) judgment Liens that would not constitute an Event of Default, (i) Liens in connection with indebtedness allowed under Section 35, (j) Liens arising by virtue of any statutory or common law provision relating to banker's liens, rights of setoff or similar rights as to deposit accounts or other funds maintained with a creditor depository institution, and (k) Liens existing on the date hereof and identified on EXHIBIT C; provided that no such Liens shall extend to any property other than the property subject thereto on the Closing Date; provided, however, no lien described in (i) shall attach to the Collateral.

                  (ww) "Person" means any individual partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise (whether or not incorporated), or any Governmental Authority.

                  (xx) "Properties" means the 25 Properties and the 11
         Properties.

                  (yy) "Renewal Amount" means the lesser of seventy percent (70%) of the


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         aggregate appraised value of the Acceptable Properties determined under
         Section 5(c)(i) or $62,500,000.00.

                  (zz) "Renewal Revolving Committed Amount" means, after the Second Closing, up to Ten Million and 00/100 dollars ($10,000,000.00) of the Revolving Loan that Borrower and Co-Obligors have elected to renew as Renewal Revolving Loan.

                  (aaa) "Renewal Revolving Loan" means, after the Second Closing, the Renewal Revolving Loans made to the Borrower pursuant to
         Section 5.

                  (bbb) "Renewal Term Loan" means, after the Second Closing, the Renewal Term Loan made to the Borrower pursuant to Section 5.

                  (ccc) "Renewal Term Loan Committed Amount" means, after the Second Closing, an amount equal to the Renewal Amount less the amount of the Renewal Revolving Loan.

                  (ddd) "Required Lenders" means Lenders whose aggregate Credit Exposure (as hereinafter defined) constitutes at least 66% of the Credit Exposure of all Lenders at such time; provided, however, that if any Lender shall be a Defaulting Lender at such time then there shall be excluded from the determination of Required Lenders the aggregate principal amount of Credit Exposure of such Lender at such time. For purposes of the preceding sentence, the term "Credit Exposure" as applied to each Lender shall mean (a) at any time prior to the termination of the Commitments, the sum of (i) the Revolving Loan or Renewal Revolving Loan outstanding of such Lender, plus (ii) the Term Loan or Renewal Term Loan outstanding of such Lender at such time, and
         (b) at any time after the termination of the Commitments, the principal balance of the outstanding Loans of such Lender.

                  (eee) "Revolving Committed Amount" means $10,000,000.00 or such lesser amount as the Revolving Committed Amount may be reduced.


                  (fff) "Revolving Loan Commitment Percentage" means, for each Lender, the following percentage: NationsBank One Hundred Percent (100%) and zero percent (0%) for the other Lenders as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 52.

                  (ggg) "Revolving Loan Maturity Date" means March 24, 2004, subject to the provisions of Section 5.

                  (hhh) "Revolving Loans" means the Revolving Loans made to the Borrower pursuant to Section 2.



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



                  (iii) "Revolving Note" or "Revolving Notes" means the promissory note of the Borrower in favor of NationsBank evidencing the Revolving Loans provided pursuant to Section 2, individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time and as evidenced in the form of EXHIBIT D.

                  (jjj) "Second Closing" means the time, not later than March 24, 1999, when the conditions contained in Section 5 are satisfied.

                  (kkk) "Subordinated Debt" means those certain 6.75% Convertible Subordinated Debentures due 2002 and having a principal balance of at least $13,000,000.00.

                  (lll) "Tangible Net Worth" will mean the excess of total assets (excluding intangible assets) over total liabilities (exclusive of capital stock and surplus), all determined in accordance with Generally Accepted Accounting Principles consistently applied.

                  (mmm) "Tender Offer" means Borrower's public offer to purchase for cash up to 4,000,000 shares of its common stock traded on the New York Stock Exchange at a per share price of not less than $10.50 or more than $12.00 with the final per share price determined by the process known as a "Dutch Auction". In its Tender Offer, Borrower has reserved the right to purchase more than 4,000,000 shares if more than this number are tendered.

                  (nnn) "Term Loan Commitment Percentage" means, for each Lender, the following percentage: NationsBank 57.14% and First Union 42.86%, as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 52; provided, however, that in no event shall the amount of the commitment or Loans funded by First Union exceed $22,500,000.

                  (ooo) "Term Loan Committed Amount" means $52,500,000.00.

                  (ppp) "Term Loan Maturity Date" means March 24, 2004, subject to the provisions of Section 5.

                  (qqq) "Term Loan Note" or "Term Loan Notes" means the promissory notes of the Borrower in favor of each of the Lenders evidencing the Term Loans provided pursuant to Section 3, individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time as evidenced in the form of EXHIBIT E.

                  (rrr) "Term Loans" means the Term Loans made to the Borrower pursuant to


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Section 3.

                  (sss) "Tranche A" means that portion of the Term Loan Committed Amount and Renewal Term Loan Committed Amount held by First Union.

                  (ttt) "Tranche B" means that portion of the Term Loan Committed Amount and Renewal Term Loan Committed Amount held by other Lenders.

         2. REVOLVING LOAN COMMITMENT. Concurrently with the execution of this Agreement and subject to the terms and conditions set forth herein, NationsBank agrees to make a revolving loan (each a "Revolving Loan" and collectively the "Revolving Loans") to the Borrower and Co-Obligors at any time and from time to time during the period from and including the date hereof to but not including the Revolving Loan Maturity Date (or such earlier date if the Revolving Committed Amount has been terminated as provided herein); provided however that the aggregate amount of Revolving Loans outstanding shall not exceed Ten Million and No/100 Dollars ($10,000,000.00). Subject to the terms of this Agreement, the Borrower and Co-Obligors may borrow, repay and reborrow Revolving Loans.

                  (a) INTEREST RATE. Prior to maturity, whether by acceleration or otherwise, the principal amount outstanding under the Revolving Loans shall bear interest at the Base Rate; provided, however, at Borrower's option, the Base Rate may be computed using NationsBank's floating daily LIBOR rate.

                  (b) METHOD OF BORROWING FOR REVOLVING LOANS. By no later than 11:00 a.m. Eastern Standard or Daylight Time, as the case may be, on the same Business Day, the Borrower shall submit a written Notice of Borrowing in the form of Exhibit F to NationsBank setting forth the amount requested.

                  (c) FUNDING OF REVOLVING LOANS. Upon receipt of a Notice of Borrowing, NationsBank shall make the requested Revolving Loan available by crediting the account of the Borrower on the books of such office of NationsBank.

                  (d) PAYMENTS. Payment of all obligations arising under the Revolving Loan shall be made as follows:

                           (i) INTEREST AND FEES. Interest on the outstanding
                  principal balance under the Revolving Loans shall be paid in arrears on the 1st day of each month beginning on October 1, 1998.

                           (ii) VOLUNTARY PREPAYMENT. Voluntary prepayments of
                  principal or accrued interest may be made, in whole or in part, at any time without penalty,

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

                  except, in the case of a LIBOR Rate borrowing, a payment prior to the end of the LIBOR Period will require Borrower and Co-Obligors to pay Lenders any breakage costs associated with such prepayment.

                           (iii) MANDATORY PREPAYMENT. Borrower and Co-Obligors
                  must immediately prepay any amount by which the principal balance of the Revolving Loans exceeds the Revolving Committed Amount.

                           (iv) ALL AMOUNTS DUE. All remaining principal,
                  interest and expenses outstanding under the Revolving Loans shall become due March 24, 2004, subject to the provisions of
                  Section 5.

                           (v) NON-USE FEE. Borrower and Co-Obligors shall pay
                  NationsBank a non-use fee of one-quarter percent per annum on the averaged unused portion of the Revolving Loan or Renewal Revolving Loan payable quarterly in arrears.

         TERM LOAN COMMITMENT. Subject to the terms and conditions set forth herein, each Lender severally agrees, on the Effective Date, to make a term loan (individually a "Term Loan" and collectively, the "Term Loans") to the Borrower, in Dollars, in an amount equal to such Lender's Term Loan Commitment Percentage times the Term Loan Committed Amount; provided that the aggregate amount of such Term Loans made on the Effective Date shall not exceed the Term Loan Committed Amount. Once repaid, Term Loans cannot be reborrowed.

                  (a) FUNDING OF TERM LOANS. On the Effective Date, each applicable Lender will make its Term Loan Commitment Percentage of the Term Loan Committed Amount available to the Agent by deposit, in Dollars and in immediately available funds, at the offices of the Agent at its principal office in Nashville, Tennessee or at such other address as the Agent may designate in writing; provided, that First Union's portion of the Term Loan shall be funded by renewing and restating a portion of the Existing First Union Debt. The amount of the Term Loans will then be made available to the Borrower by the Agent by crediting the account of the Borrower on the books of such office of the Agent, to the extent the amount of such Term Loans are made available to the Agent.

                  (b) INTEREST. Prior to maturity, whether by acceleration or otherwise, the principal amount outstanding under the Term Loans shall bear interest at the Base Rate.

                  (c) AMORTIZATION. Interest on the outstanding principal balance of the term loan shall be paid in arrears on the first day of each month beginning on October 1, 1998. Principal payments shall be made in accordance with the provisions of Section 5.

                  (d) VOLUNTARY PREPAYMENTS. Voluntary prepayments of principal, including accrued interest, may be made, in whole or in part, at any time without penalty, except, in the case of a LIBOR Rate borrowing, a payment prior to the end of the LIBOR Period will require Borrower and Co-Obligors to pay Lenders any breakage costs associated with such prepayment. Any prepayments will be allocated ratably among the Lenders based upon the then outstanding principal balances of their respective Term Notes; provided, however, that a Lender may consent to receive less than its pro rata portion in which case the other Lender may receive more than its pro rata portion. Any prepayments will be applied in inverse order of maturity.

                  (e) ALL AMOUNTS DUE. All remaining principal, interest and expenses outstanding under the Term Loan shall become due on March 24, 2004, subject to the provisions of Section 5.

                  NOTES.

                  (a) REVOLVING LOAN NOTES. The Revolving Loans made by NationsBank shall be evidenced by a duly executed promissory note of the Borrower and Co-Obligors to NationsBank in the face amount of the Revolving Committed Amount in substantially the form of EXHIBIT D.

                  (b) TERM LOAN NOTES. The Term Loan made by each Lender shall be evidenced by a duly executed promissory note of the Borrower and Co-Obligors to each applicable Lender in the face amount of $30,000,000 in the case of NationsBank and $22,500,000 in the case of First Union, in substantially the form of EXHIBIT E.

                  (c) RENEWAL REVOLVING LOAN NOTES. The Renewal Revolving Loans made by NationsBank shall be evidenced by a duly executed promissory note of the Borrower and Co-Obligors to NationsBank in substantially the form of EXHIBIT G.

                  (d) RENEWAL TERM LOAN NOTES. The Renewal Term Loan made by each Lender shall be evidenced by a duly executed promissory note of the Borrower and Co-Obligors to each applicable Lender in substantially the form of EXHIBIT H.

                  MANDATORY PREPAYMENT. The Loans are intended to provide a credit facility to Borrower and Co-Obligors for the purpose of funding the Tender Offer and for working capital.

              (a) ESCROW MORTGAGES. Within thirty (30) days following the Closing Date, Borrower and Co-Obligors shall deliver to Lenders the Escrow Mortgages. The Escrow Mortgages shall be in form and content satisfactory to Lenders. Lenders will hold the Escrow Mortgages in escrow pending the first to occur of the Second Closing or a Default.

              (b) DESIGNATION OF PROPERTIES. On or before ninety (90) days following the Closing Date, Borrower shall designate to Lenders which Properties will be the subject of financing under this Agreement subject to satisfaction of the requirements set forth in subparagraph
         (c) below and which of the Properties will be refinanced by one or more other lenders. This designation shall be in writing and, unless consented to by Lenders, shall be an irrevocable election by Borrower and Co-Obligors.

              (c) PERMANENT FINANCING AND MANDATORY PRINCIPAL REDUCTION. Prior to the Second Closing of the portion of the Properties that have been designated by Borrower to continue to finance under this Agreement, the Required Lenders shall determine which of such Properties are "Acceptable Properties". If Borrower and Co-Obligors are not then in Default under this Agreement and if no events have occurred which, but for the passage of time would constitute a Default under this Agreement, then the portion of the Loans equal to the Renewal Amount can be converted into a Renewal Term Loan and/or a Renewal Revolving Loan on the following conditions.

                  (i) For purposes of this subsection, "Acceptable Properties" shall mean those Properties which the Required Lenders determine meet the following criteria: Lenders have a recorded first mortgage and/or deed of trust in form satisfactory to Lenders; Lenders have received a mortgagee's title insurance policy insuring the priority of such mortgages issued by a title insurance company acceptable to Lenders containing only such restrictions as are acceptable to Lenders; Lenders have received a current "as-built" survey prepared by a surveyor acceptable to Lenders showing no encroachments or restrictions that would interfere with Borrower and Co-Obligors use of the Properties; Lenders have received a current appraisal prepared by an appraiser engaged by Lenders which appraisal complies in all respects with FIRREA and other regulatory requirements; and Lenders have received a current environmental survey concerning the Properties prepared by an environmental assessment firm reasonably acceptable to the Required Lenders and an Environmental Indemnity Agreement with respect to the Properties in form and content satisfactory to Lenders. Borrower and Co-Obligors shall pay all costs associated with obtaining the foregoing for any Properties whether or not the Properties ultimately become Acceptable Properties. The amount of the title insurance policy shall be the Renewal Amount.

                  (ii) The Borrower and Co-Obligors shall pay down the principal balance of the Loans (including accrued interest) to the Renewal Amount on or before March 24, 1999. All payments will be first applied to the balance outstanding under the Term Notes.

                  (iii) Borrower and Co-Obligors shall determine whether the Renewal Amount shall be solely in the form of Renewal Term Loans or Renewal Term Loans and Renewal Revolving Loans. The Borrower may elect to have up to Ten Million and 00/100 Dollars ($10,000,000.00) of the Renewal Amount in the form of Renewal Revolving Loans. In such case, NationsBank will remain the Lender for the amount of the Renewal Revolving Loan and the Renewal Revolving Committed Amount will be adjusted to the amount selected by Borrower. The amount of the Renewal Term Loan will be the difference between the Renewal Amount and the Renewal Revolving Committed Amount. The amount of the Renewal Term Loan will be allocated between NationsBank and First Union in the same ratio as their Term Loan Commitment Percentage.

                  (iv) On the Second Closing, the Borrower and Co-Obligors shall execute Renewal Revolving Notes and Renewal Term Notes in the form of EXHIBITS G and H and deliver them to the Lenders. Immediately following the Second Closing, provided that the Borrower is not in Default at the time of the Second Closing, the Lenders shall release any mortgages or deeds of trust, including the Escrow Mortgages, held by them on Properties that are not Acceptable Properties.

                  (v) Borrower may provide additional and/or substitute properties acceptable to Lenders which will also be considered "Acceptable Properties" if they meet the foregoing criteria. Upon a sale, casualty loss or condemnation affecting an Acceptable Property and so long as Borrower is not in default, Borrower may propose to substitute a property of equal or greater value (as determined by the appraisal utilized by Lenders at the Second Closing) to the affected Acceptable Property and, if approved by the Required Lenders and if the proposed property meets all the criteria as an Acceptable Property, the affected Acceptable Property will be released from Lenders' lien upon substitution of the property so proposed by Borrower and approved by the Required Lenders without payment of release consideration; provided, however that Borrower shall pay any reasonable and necessary expenses incurred by Lenders.

              (d) RENEWAL TERM LOAN. The Renewal Term Loans will be a modification of the Term Loans. To that end, the Agent and Lenders will make appropriate entries on their books and records to reflect the modification of the Term Loans. The Renewal Term Loans shall not be an novation of any of the Term Loans. The Renewal Term Loans cannot be reborrowed. The payment terms of the Renewal Term Loans will be as follows:

                           (i) INTEREST. Prior to maturity, whether by
                  acceleration or otherwise, the principal amount outstanding under the Renewal Term Loans shall bear interest at the Base Rate.

                           (ii) AMORTIZATION. Interest on the outstanding
                  principal balance of the Renewal Term Loans shall be paid in arrears on the first day of each month beginning with the first day of the month following the month in which the Second Closing occurs. Interest will be paid on the first day of each month thereafter until the maturity date. Principal on Tranche A will be repaid beginning on the first day of the first month after the Second Closing in monthly payments based on a mortgage style amortization over an assumed amortization period of 84 months of the balance of the Tranche A portion of the Renewal Term Loan with the principal amortization calculated on an assumed interest payment of 7.5% for illustrative purposes only. Principal payments will be in the amounts set forth on EXHIBIT M. Principal on Tranche B will be repaid beginning on the first day of the first month after the Second Closing in equal monthly principal installments in an amount equal to the balance of the Renewal Term Loan allocated to Tranche B divided by 180. Principal payments will be due at the same time as interest payments.

                           (iii) VOLUNTARY PREPAYMENTS. Voluntary prepayments of
                  principal, including accrued interest, may be made, in whole or in part, at any time without penalty, except, in the case of a LIBOR Rate borrowing, a payment prior to the end of the LIBOR Period will require Borrower and Co-Obligors to pay Lenders any breakage costs associated with such prepayment. Any prepayments will be allocated ratably among the Lenders based upon the then outstanding principal balances of their respective Renewal Term Notes; provided, however, that a Lender may consent to receive less than its pro rata portion in which case the other Lender may receive more than its pro rata portion. Any prepayments will be applied in inverse order of maturity.


                           (iv) ALL AMOUNTS DUE. All remaining principal,
                  interest and expenses outstanding under the Renewal Term Loan shall be due on March 24, 2004.

                  (e) RENEWAL REVOLVING LOAN. Concurrent with the Second Closing and subject to the terms and conditions set forth herein, NationsBank agrees to make a Renewal Revolving Loan to the Borrower and Co-Obligors at any time and from time to time during the period from and including the date of the Second Closing to but not including the fifth anniversary of the Second Closing (or such earlier date if the Renewal Revolving Committed Amount has been terminated as provided herein); provided however that the aggregate amount of the Renewal Revolving Loans outstanding shall not exceed the Renewal Revolving Committed Amount. Subject to the terms of this Agreement, the Borrower and Co-Obligors may borrow, repay and reborrow Renewal Revolving Loans.

                  (i) INTEREST RATE. Prior to maturity, whether by acceleration or otherwise, the principal amount outstanding under the Renewal Revolving Loans shall bear interest at the Base Rate; provided, however, at Borrower's option, the Base Rate may be computed using NationsBank's floating daily LIBOR rate.

                  (ii) METHOD OF BORROWING FOR RENEWAL REVOLVING LOANS. By no later than 11:00 a.m. Eastern Standard or Daylight Time, as the case may be, on the same Business Day, the Borrower shall submit a written Notice of Borrowing in the form of EXHIBIT F to the Agent setting forth the amount requested.

                  (iii) FUNDING OF RENEWAL REVOLVING LOANS. Upon receipt of a Notice of Borrowing, NationsBank shall make the amount of the requested Renewal Revolving Loan available to Borrower by 1:00 p.m. Central Standard or Daylight Time, as the case may be, on the date specified in the Notice of Borrowing by deposit, in Dollars, of immediately available funds by crediting the account of Borrower on the books of NationsBank.

                  (iv) PAYMENTS. Payment of all obligations arising under the Renewal Revolving Loan shall be made as follows:

                           (A) INTEREST AND FEES. Interest on the outstanding
                  principal balance under the Renewal Revolving Loan shall be paid in arrears on the first day of each month beginning on the first day of the month following the month in which the Second Closing occurs.

                           (B) VOLUNTARY PREPAYMENT. Voluntary prepayments of
                  principal or accrued interest may be made, in whole or in part, at any time without penalty, except, in the case of a LIBOR Rate borrowing, a payment prior to the end of the LIBOR Period will require Borrower and Co-Obligors to pay Lenders any breakage costs associated with such prepayment.

                           (C) MANDATORY PREPAYMENT. Borrower and Co-Obligors
                  must immediately prepay any amount by which the principal balance of the Renewal Revolving Loans exceeds the Renewal Revolving Committed Amount.

                           (D) ALL AMOUNTS DUE. All remaining principal,
                  interest and expenses outstanding under the Renewal Revolving Loans shall become due on the fifth anniversary of the Second Closing.

                           (E) NON-USE FEE. Borrower and Co-Obligors shall pay
                  NationsBank a non-use fee of one-quarter percent per annum on the averaged unused portion of the Revolving Renewal Loan payable quarterly in arrears.

                  (f) After the Second Closing, all references in this Agreement to the Loans, Revolving Loans, Revolving Notes, Term Loans and Term Notes will be amended, as appropriate, to refer to the Renewal Revolving Loans, Renewal Revolving Notes, Renewal Term Loans and Renewal Term Notes.

                  (g) RELEASE. Provided that Borrower is not then in Default under this Agreement, Lenders agree to release one or more Properties from the mortgage and/or deed of trust encumbering such Property provided that Lenders receive a prepayment equal to the Release Amount, which will be applied on a pro rata basis between the Lenders based upon the then outstanding amounts of the Term Loans or Renewal Term Loans, as the case may be. Such prepayments will be applied in inverse order of maturity. The Release Amount shall be determined as follows:

                           (i) If the release occurs prior to the Second
                  Closing, the amount of the Release Amount shall be determined by Lenders in their sole discretion; or

                           (ii) If the release occurs subsequent to the Second
                  Closing, then the Release Amount shall be 70% of the appraised value of such property based on the appraisal obtained in determining that the property would be one of the Acceptable Properties, provided, however, that if the Borrower and Co-Obligors are refinancing the property with another lender, then the Release Amount will be the greater of 70% of such appraised value or the net proceeds of the refinancing.

                  (h) SUBSEQUENT APPRAISALS. After the Second Closing, should Lenders be required by any regulatory authority to obtain updated appraisals, Borrower agrees to cooperate with Lenders and Lenders' appraiser in obtaining these appraisals and Borrower shall pay the reasonably necessary costs of such appraisals.

         INTEREST. For purposes hereof, the "LIBOR Rate" shall mean, for the interest period applicable thereto, the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Telerate Page 3750, the applicable rate shall be the arithmetic mean of all such rates. If, for any reason, such rate is not available, the term "LIBOR Rate" shall mean, with respect to any Eurodollar Loan for the Interest Period applicable thereto, the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates. Interest shall be calculated based upon a 360-day year in the case of LIBOR Rate loans. If the adoption of or change in any applicable legal requirement or any change in the interpretation or administration thereof by any governmental authority or compliance by the Agent with any request or directive (whether or not having the force of law) from any central bank or other governmental authority, shall at any time as a result of any portion of the principal balance of the Revolving Loans being maintained on the LIBOR Rate:

                  (a) Subject the Lenders to any tax (including without limitation any United States Interest Equalization Tax), levy, impost, duty, charge, fee (collectively "Taxes"), other than income and franchise taxes of the United States and its political subdivisions; or

                  (b) Change the basis of taxation on payments due from the Borrower and Co-Obligors to the Lenders under any LIBOR Rate borrowing (otherwise than by a change in the rate of taxation of the overall net income of the Lenders); or

                  (c) Impose, modify, increase or make applicable any reserve requirement, special deposit requirement or similar requirement (including, but not limited to, state law requirements and Regulation
         D) against assets held by the Lenders, or against deposits or accounts in or for the account of the Lenders, or against any loans made by the Lenders, or against any other funds, obligations or other property owned or held by Lenders (Lenders acknowledge no requirements exist on the date of this Agreement); or

                  (d) Impose on the Lenders any other condition regarding any LIBOR Rate borrowing that would adversely impact the yield realized by Lenders;

and the result of any of the foregoing (a) through (d) is to increase the cost to the Lenders of agreeing to make or of making, renewing or maintaining such borrowing on the basis of the LIBOR Rate, or reduce the amount of principal or interest received by the Lenders, then, upon demand by the Lenders, the Borrower and Co-Obligors shall pay to the Lenders, from time to time as specified by the Lenders, additional amounts which shall reasonably compensate the Lenders for such increased cost or reduced amount relating to LIBOR Rate borrowings outstanding after Lenders' demand. Lenders will promptly notify Borrower of any proposed increase hereunder. The Lenders' reasonable determination of the amount of any such increased cost, increased reserve requirement or reduced amount shall be conclusive and binding, absent manifest error.

         In no event shall the interest rate charged on the Loans exceed the maximum rate allowed under applicable law. Any amounts paid in excess of the maximum lawful rate shall be applied to reduce the principal amount of Borrower's and Co-Obligors' obligations to Lenders or shall be refunded to Borrower and Co-Obligors, at Lenders' election. After maturity (by acceleration or otherwise), or upon the occurrence and continuation of a Default hereunder, the principal amount under the Loans shall bear interest at the rate of interest in effect immediately before maturity plus three percent (3%) ("Default Rate").

         From the Effective Date through March 24, 2004, Borrower and Co-Obligors, at their expense, shall enter into an Interest Rate Hedge Agreement on terms satisfactory to Agent (which can include some or all of the existing hedge agreement with First Union) protecting Borrower against variable interest rate increases for a principal amount of at least 40% of the outstanding balance of the Loan. The obligations of Borrower and Co-Obligors under any Interest Rate Hedge Agreement or similar agreement shall not be reduced or diminished in the event of any voluntary or involuntary prepayment of any amount due under any Note or this Agreement.

                  CLOSING CONDITIONS. The obligation of the Lenders to enter into this Agreement and make the Loans is subject to satisfaction of the following conditions (in form and substance acceptable to the Lenders in their sole discretion):

                  (a) EXECUTED CREDIT DOCUMENTS. Receipt by the Agent of duly executed copies of: (i) this Agreement; (ii) the Notes; (iii) the Collateral Documents and (iv) all other Loan Documents.

                  (b) CORPORATE DOCUMENTS. Receipt by the Agent of the following:

                           (i) CHARTER DOCUMENTS. Copies of the articles or
                  certificates of incorporation or other charter documents of Borrower and Co-Obligors certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation and certified by secretary or assistant secretary of Borrower and Co-Obligors to be true and correct as of the Effective Date.

                           (ii) BYLAWS. A copy of the bylaws of Borrower and
                  Co-Obligors certified by a secretary or assistant secretary of Borrower and Co-Obligors to be true and correct as of the Effective Date.

                           (iii) RESOLUTIONS. Copies of resolutions of the Board
                  of Directors of Borrower and Co-Obligors approving and adopting the Loan Documents to which it is a party, the transactions contemplated therein and authorizing execution and delivery thereof, and an incumbency certificate, certified by a secretary or assistant secretary of Borrower and Co-Obligors to be true and correct and in force and effect as of the Effective Date.

                           (iv) GOOD STANDING. Copies of (A) certificates of
                  good standing, existence or its equivalent with respect to each Borrower or Co-Obligor certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of incorporation and each other jurisdiction in which the failure to so qualify and be in good standing would have a Material Adverse Effect on the business or operations of Borrower and Co-Obligors in such jurisdiction and (B) to the extent available, a certificate indicating payment of all corporate franchise taxes certified as of a recent date by the appropriate governmental taxing authorities.

                  (c) PERSONAL PROPERTY COLLATERAL. The Agent shall have received, in form and substance satisfactory to the Agent:

                           (i) searches of Uniform Commercial Code ("UCC")
                  filings in the jurisdiction of the chief executive office of Borrower and Co-Obligors and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Lenders' security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no liens exist;

                           (ii) duly executed UCC financing statements for each
                  appropriate jurisdiction as is necessary, in the Agent's sole discretion, to perfect the Lenders' security interest in the Collateral;

                           (iii) all material contracts or agreements to which a
                  Borrower or Co-Obligor is a party together with assignments and third party consents as may be necessary or appropriate to perfect the Lenders' security interest in the Collateral.

                  (d) REAL PROPERTY COLLATERAL. The Agent shall have received, in form and substance satisfactory to the Agent:

                           (i) Duly executed first mortgages and/or deeds of
                  trust on the 25 Properties;

                           (ii) Copies of existing owner's mortgagee title
                  insurance policies on the 25 Properties;

                           (iii) A current title commitment from a title company
                  acceptable to Agent or title searches on the 25 Properties reporting on the title to the 25 Properties from and after the dates of the existing owner's policies;

                           (iv) Current appraisals on the 25 Properties;

                           (v) As-built surveys on the 25 Properties; and

                           (vi) Phase one environmental surveys on the 25
Properties.

                  (e) EVIDENCE OF INSURANCE. Receipt by the Agent of copies of insurance policies or certificates of insurance of the Borrower and Co-Obligors evidencing liability and casualty insurance meeting the requirements set forth in the Loan Documents, including, but not limited to, naming the Agent and Lenders as sole loss payee on behalf of the Lenders.

                  (f) CORPORATE AND CAPITAL STRUCTURE. The corporate capital and ownership structure of the Borrower and Co-Obligors shall be satisfactory in form and substance to the Agent. Agent shall have approved the terms of the Subordinated Debt.

                  (g) CERTAIN CONSENTS. Receipt by the Agent of evidence that all governmental, shareholder and material third party consents including, without limitation, written consent, if necessary in the sole discretion of the Agent, of any existing lenders or bondholders and expiration of all applicable waiting periods without any action being taken by any authority that could reasonably be likely to restrain, prevent or impose any material adverse conditions on the transactions contemplated by this Agreement or that could reasonably be likely to seek or threaten any of the foregoing, and no law or regulation shall be applicable which in the judgment of the Agent could reasonably be likely to have such effect.

                  (h) MATERIAL ADVERSE EFFECT. There shall not have occurred a change since June 28, 1998 that has had or could reasonably be expected to have a Material Adverse Effect (including matters related to litigation, tax, accounting, labor, insurance and pension liabilities).

                  (i) LITIGATION. There shall not exist any (i) order, decree, judgment, ruling or injunction which restrains the consummation of the transactions contemplated by this Agreement or (ii) any pending or threatened action, suit, investigation or proceeding which if adversely determined against the Borrower and Co-Obligor would have or would reasonably be expected to have a Material Adverse Effect.

                  (j) OTHER INDEBTEDNESS. Receipt by the Agent of evidence that after the funding of the Loans, the Borrower and Co-Obligors shall have no borrowed money Indebtedness other than the Indebtedness under the Loan Documents, the equipment loan facility with CIT not to exceed $20,000,000.00, subordinated indebtedness outstanding of at least $13,000,000.00, and other than miscellaneous Indebtedness which does not exceed $1,000,000.00 in the aggregate. Borrower shall have closed its loan with CIT and is entitled to receive proceeds not to exceed $20,000,000.00, with the principal terms of the loan with CIT being set forth on Exhibit L.

                  (k) OFFICER'S CERTIFICATES. The Agent shall have received a certificate or certificates executed by the president or chief financial officer of the Borrower as of the Effective Date stating that
         (A) the Borrower and Co-Obligors are in compliance with all existing financial obligations, (B) all governmental, shareholder and third party consents and approvals, if any, with respect to the Loan Documents and the transactions contemplated thereby have been obtained,
         (C) no action, suit, investigation and proceeding is pending or to his knowledge threatened in any court or before any arbitrator or governmental instrumentality that purports to affect the Borrower, Co-Obligor or any transaction contemplated by the Loan Documents, or could have or might be reasonably expected to have a Material Adverse Effect, (D) immediately after giving effect to this Agreement, the other Loan Documents and all the transactions contemplated therein to occur on such date, (1) the Borrower and Co-Obligors are solvent, (2) no Default or Event of Default exists, (3) all representations and warranties contained herein and in the other Loan Documents are true and correct in all material respects, and (4) the Borrower and Co-Obligors are in compliance with each of the financial covenants set forth in Section 36.

                  (l) FEES AND EXPENSES. Payment by the Borrower and Co-Obligors of all fees and expenses owed by them to the Lenders and the Agent, including, without limitation, payment to the Agent of the commitment fee contained the Fee Letter.

                  (m) OPINION OF BORROWER'S GENERAL AND LOCAL COUNSEL. Delivery of an opinion of Borrower's general and local counsel to Lenders and Agent in the form attached as Exhibit I.

                  (n) FIRST UNION. First Union currently is the holder of the existing First Union debt. As part of this credit facility, First Union will become a party to this Agreement. The existing First Union debt will be paid down to $22,500,000. The $22,500,000 balance of the existing First Union debt will then be amended and restated and will become a part of the Term Loans. The note evidencing the existing First Union debt will be amended and restated and will be one of the Term Loan Notes. The First Union Mortgages will be amended and restated to reflect that the indebtedness secured includes the entire amount of the Loan and to release the equipment that is included in the security under the First Union Mortgages.

                  (o) DOCUMENTARY STAMP TAX. There shall be delivered by Borrower in favor of Lenders an indemnity against documentary stamp or other taxes, and appropriate affidavits of execution.

                  (p) OTHER. Receipts by the Lenders of such other documents, instruments, agreements or information as reasonably requested by any Lender, including, but not limited to, information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership and contingent liabilities of the Borrower and Co-Obligors.

         CONDITIONS TO ALL EXTENSION OF CREDIT. In addition to the conditions precedent stated elsewhere herein, the Lenders shall not be obligated to make, continue or convert Loans unless:

                  (a) NOTICE. The Borrower shall have delivered in the case of any Revolving Loan, a Notice of Borrowing, duly executed and completed, by the time specified in Section 2.

                  (b) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Borrower and Co-Obligors in any Loan Document are true and correct in all material respects at and as if made as of such date.

                  (c) NO DEFAULT. No Default or Event of Default shall exist or be continuing either prior to or after giving effect thereto.

                  (d) NO MATERIAL ADVERSE EFFECT. There shall not have occurred any Material Adverse Effect.

                  (e) AVAILABILITY. Immediately after giving effect to the making of such Loan (and the application of the proceeds thereof), the sum of the Revolving Loans outstanding shall not exceed the Revolving Commitment Amount.

                  CAPACITY. Borrower warrants that it is and shall remain a corporation duly organized and in good standing under the laws of Ohio. CGR Management Corporation warrants that it is and shall remain a corporation duly organized and in good standing under the laws of the State of Florida. Florida Cooker LP, Inc., warrants that it is and shall remain a corporation duly organized and in good standing under the laws of the State of Florida. Southern Cooker Limited Partnership warrants that it is and shall remain a limited partnership duly organized and in good standing under the laws of the State of Ohio. Borrower and each Co-Obligor warrants that each is and shall remain duly qualified to do business in each state in which the failure to qualify would result in a Material Adverse Effect on Borrower or any Co-Obligor or their business. Borrower and each Co-Obligor warrants that its execution of and performance under this Agreement and all related documents are permitted under and will not violate any provision of Borrower's and each Co-Obligor's Charter or By-Laws or any agreement to which Borrower or any Co-Obligor is a party or any law, rule, ordinance, regulation or Court Order to which Borrower or any Co-Obligor is subject. Borrower and each Co-Obligor further warrants that the execution of all necessary resolutions and other prerequisites of corporate action, as applicable, have been duly performed so that the individual executing this Agreement and related documents on behalf of Borrower and each Co-Obligor is duly authorized to bind Borrower and each Co-Obligor by his signature. Borrower warrants that Borrower and each Co-Obligor is solvent and, after giving effect to the transaction contemplated by this Agreement, will be solvent, as that term is defined in the Bankruptcy Code.

                  NO SUBSIDIARIES. Other than the Co-Obligors, Borrower warrants that it presently has no subsidiaries or interests in any partnership or other business entity.

                  CORPORATE RECORDS. Borrower and each Co-Obligor covenant to maintain or cause to be maintained current corporate minute books and stock ledgers and agree to allow Lenders to inspect the same at any time during normal business hours upon reasonable notice.

                  ACCOUNTING. Borrower and Co-Obligors warrant that Borrower's and Co-Obligors' accounting complies with applicable "GAAP" and covenant that they will continue to apply GAAP throughout the life of the Term Loans and Revolving Loans.

                  ERISA. Borrower and Co-Obligors have not incurred and shall not incur a material accumulated funding deficiency within the meaning of ERISA and have not incurred any material liability to the Pension Benefit Guaranty Corporation established under ERISA (or any successor thereto under ERISA) in connection with any retirement plan, and no reportable event has occurred and is continuing or shall occur with respect to any welfare or benefit plan maintained by Borrower or Co-Obligors.

                  BOOKS, RECORDS AND PROPERTY. Borrower and Co-Obligors covenant to maintain financial books and records in a manner that will allow financial statements to be prepared in accordance with GAAP, consistently applied, and shall allow Lenders to inspect such records during normal business hours upon reasonable notice. Lenders have full authority to inspect all property of Borrower and Co-Obligors during normal business hours upon reasonable notice.

                  INSURANCE. In addition to any specific insurance requirements contained herein or in any other document pertaining to the Loans, Borrower and Co-Obligors agree to generally maintain adequate insurance against casualty and liability losses in accordance with customary practices in Borrower's and Co-Obligors' field of enterprise. Borrower and Co-Obligors agree to provide Agent with proof of the existence of such insurance upon demand.

                  CHIEF EXECUTIVE OFFICE. Borrower and Co-Obligors warrant that the address designated herein to which notices are to be sent to Borrower and Co-Obligors is Borrower's and Co-Obligors' chief executive office. Borrower and Co-Obligors agree to notify Agent in writing of any change thereof and agree that the same shall not in any event be moved outside Palm Beach County, Florida, without Lenders' prior written consent.

                  NO DEFAULTS UNDER OTHER AGREEMENTS. Borrower and Co-Obligors warrant that neither Borrower nor any Co-Obligor, nor to the best of Borrower's and Co-Obligors' knowledge, information, and belief, any other party thereto is presently in default beyond any applicable notice and/or cure periods in any material respect under any material contract or agreement to which Borrower or any Co-Obligor is a party, and no condition presently exists which, with the giving of notice, the passing of time, or both, would cause such a default.

                  DISCLOSURE OF LITIGATION. Except as disclosed on EXHIBIT J, there are no actions, suits or proceedings pending (including, but not limited to, matters relating to any Environmental Laws), or, to the best of knowledge of Borrower or any Co-Obligor, threatened, against or affecting Borrower or any Co-Obligor or involving the validity or enforceability of any of the Loan Documents, at law or in equity, or before any governmental or administrative agency, except actions, suits and proceedings that are covered by insurance in all material respects and that, if adversely determined, would not impair the ability of Borrower or any Co-Obligor to perform each and every one of its obligations under this Agreement; or materially and adversely affect Borrower's or any Co-Obligor's business or Borrower's or any Co-Obligor's ability to carry on its business substantially in the manners now conducted (individually or in the aggregate).

                  FINANCIAL STATEMENTS.

                  (a) WARRANTIES. Borrower and Co-Obligors warrant that Borrower's consolidated quarterly and annual financial statements delivered to Lenders in connection with the Loans have been prepared in accordance with Generally Accepted Accounting Principles, consistently applied, and present fairly the financial condition of Borrower as of the date or dates thereof and are true and correct in all material respect. Without limiting the foregoing, Borrower and Co-Obligors warrant that such financial statements disclose all known material contingent liabilities as well as material direct liabilities. Borrower and Co-Obligors acknowledge that Lenders have advanced (or shall advance) the Loans in reliance upon such financial statements, and Borrower and Co-Obligors warrant that no Material Adverse Effect has occurred to the financial condition of Borrower and Co-Obligors as set forth in the most recent financial statements.

                  (b) REPORTING REQUIREMENTS. Borrower covenants to furnish Lenders Borrower's and Co-Obligors' consolidated annual audited financial statements, annual budget and cash flow projections for the upcoming year within ninety (90) days of the close of the preceding fiscal year. Each audit must be performed by a certified public accountant reasonably acceptable to Lenders, at Borrower's expense. In addition, Borrower covenants to furnish to Lenders, on or before the forty-fifth (45th) day following the end of each fiscal quarter, Borrower's and Co-Obligors' cash flow statements, balance sheets and covenant calculation report together with an officer's certificate executed by the chief financial officer of Borrower certifying compliance with the financial covenants set forth herein and further stating that, to the best of his knowledge, information and belief, no Default exists hereunder as of the date of the certification. Borrower and Co-Obligors also covenant to furnish to Lenders, upon demand, copies of Borrower's and Co-Obligors' tax returns and additional financial information in form and substance acceptable to Lenders. In addition, Borrower covenants to furnish to Lender on or before the 60th day after the beginning of each fiscal year copies of Borrower and Co-Obligors' annual budget. Borrower shall also provide to Lenders copies of any materials filed with the Securities and Exchanges Commission and/or distributed to Borrower's shareholders.

                  NOTICE OF CHANGES IN FINANCIAL CONDITION AND DEFAULTS. Borrower and Co-Obligors covenant to give Lenders prompt written notice of (i) the creation or discovery of any material additional contingent liability or the occurrence of any other material adverse change in the financial condition of Borrower or Co-Obligors, and (ii) the occurrence of any event, or presence of any condition, which constitutes a Default hereunder or which with the giving of notice, the passing of time, or both, would constitute a Default or which would have a Material Adverse Effect. Borrower and Co-Obligors covenant that they will not change their fiscal year without obtaining the prior written consent of Lenders.

                  NO UNPAID TAXES. Borrower and Co-Obligors have filed or properly extended all tax returns and reports required to be filed and have paid all taxes, assessments, fees and other governmental charges levied upon them or upon any of their properties or income, which are due and payable, including interest and penalties, or have provided adequate reserves for the payment thereof, other than any taxes or assessments that could not impair the ability of Borrower and Co-Obligors to perform each and every one of their obligations hereunder; or materially and adversely affect the ability of Borrower or any Co-Obligor to carry on its business in the manner as now conducted. To the best knowledge of Borrower and each Co-Obligor, no tax liens have been filed against Borrower, any Co-Obligor or any of their properties, that could impair the ability of Borrower or any Co-Obligor to perform each and every one of their obligations hereunder; or materially and adversely affect the business of Borrower or any Co-Obligor.

                  NO UNTRUE OR MISLEADING REPRESENTATIONS. Borrower and Co-Obligors warrant that no information, exhibit or report furnished in writing by Borrower or a Co-Obligor to Lenders in connection with the Loans contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained therein not misleading in any material respect.

                  COMPLIANCE WITH LAW. To the best of their knowledge, Borrower and Co-Obligors warrant that the business activities of Borrower and each Co-Obligor are conducted in material compliance with all applicable laws and regulations. Borrower and Co-Obligors covenant that such activities shall continue to be so conducted.

                  ASSISTANCE IN LITIGATION. Borrower and Co-Obligors covenant to, upon request, cooperatively participate in any proceeding in which Borrower and Co-Obligors are not an adverse party to Lenders and which concerns Lenders' rights regarding the Loans.

                  NAME. Borrower warrants that during the past five (5) years, Borrower and Co-Obligors have not been known under or done business under any name other than the name used by Borrower and Co-Obligors in executing this Agreement. Borrower and Co-Obligors agree to give

Agent written notice no later than 15 days before a Borrower or Co-Obligor begins using any name other than that used in executing this Agreement.

                  NEGATIVE PLEDGE. Except for any liens in favor of Lenders, liens permitted under Section 35 hereof, Permitted Liens and easements or minor encumbrances relating to real estate, Borrower and Co-Obligors covenant and agree that they will not suffer, permit or grant any lien, security interest, deed of trust, mortgage, deed to secure debt, pledge, assignment or other collateral assignment of any of their assets in favor of any party other than Lenders without the prior written consent of Agent.

                  FEES AND EXPENSES. Upon demand, Borrower and Co-Obligors will advance to Lenders or, at Lenders' option, reimburse Lenders for, the following expenses:

                  (a) AGENCY FEE. Borrower and Co-Obligors shall pay Agent an agency fee per annum as set forth in the Fee Letter. This fee will be due and payable upon execution of this Agreement. The fee will be fully earned upon the due date and will not be refunded or pro rated in the event the Loans are prepaid prior to maturity.

                  (b) TAXES. All taxes (other than income taxes) that Lenders may be required to pay because of the Loans.

                  (c) ADMINISTRATION. All expenses that Lenders may incur in connection with the preparation, execution, or enforcement of this Agreement or of any other document pertaining to the Loans;

                  (d) COSTS OF COLLECTION. All court costs and other costs of collecting any debt, overdraft or other obligation included in the Loans;

                  (e) LITIGATION. All costs arising from any litigation, investigation, or administrative proceeding (whether or not Lenders are a party thereto) that Lenders may incur as a result of the Loans or as a result of Lenders' association with Borrower and Co-Obligors, including, but not limited to, expenses incurred by Lenders in connection with a case or proceeding involving Borrower or any Co-Obligor under any chapter of the Bankruptcy Code or any successor statute thereto;

                  (f) ATTORNEYS FEES. Reasonable attorneys' fees incurred in connection with any of the foregoing.

If Lenders pay any of the foregoing expenses, they shall become a part of the Term Loans or Renewal Term Loans and shall bear interest at the rate of interest then in effect. This paragraph shall remain in full effect regardless of the full payment of the Loans, the purported termination of this

Agreement, the delivery of the executed original of this Agreement to Borrower and Co-Obligors, or the content or accuracy of any representation made by Borrower and Co-Obligors to Lenders; provided, however, Lenders may terminate this paragraph by executing and delivering to Borrower and Co-
Obligors a written instrument of termination specifically referring to this Paragraph.

                  FURTHER ASSURANCES. Borrower and Co-Obligors covenant to execute such other documents that Lenders may reasonably deem necessary to further evidence the obligations provided for herein.

                  DEFAULT CERTIFICATES. Borrower and Co-Obligors covenant to deliver to Agent, within five (5) business days after request and forty-five
(45) days after the end of each quarter, the certificate of Borrower, of Co-Obligors or of Borrower's appropriate representative (as specified by Agent) stating whether, to the best of the person's knowledge, information, and belief and after due investigation, a Default then exists under this Agreement. The certificate shall describe with particularity any Default and shall address with particularity any circumstances or subjects described by Agent in its request. Borrower and Co-Obligors covenant that they will promptly forward to Agent a copy of any notice of default Borrower receives from any party with which any Borrower has a contract, where the amount of such contract exceeds $250,000.00.

                  RECITALS. Borrower and Co-Obligors warrant and agree that the recitals set forth at the beginning of this Agreement relating to them are true.

                  NO BURDENSOME AGREEMENTS. Borrower and Co-Obligors warrant that Borrower and each Co-Obligor is not a party to any material contract or agreement and is not subject to any material contingent liability that does or may impair the ability of Borrower or any Co-Obligor to perform under the terms of this Agreement. Borrower and Co-Obligors further warrant that the execution and performance of this Agreement will not cause a default, acceleration or other event under any other contract or agreement to which Borrower or any Co-Obligor or any property of Borrower or any Co-Obligor is subject, and will not result in the imposition of any charge, penalty, lien or other encumbrance against any property of Borrower or any Co-Obligor except in favor of Lenders.

                  LEGAL AND BINDING AGREEMENT. Borrower and Co-Obligors warrant that the execution and performance of this Agreement will not violate any judicial or administrative order or governmental law or regulation, and that this Agreement is valid, binding and enforceable according to its terms, subject to bankruptcy and other laws affecting the rights of creditors generally.

                  NO CONSENT REQUIRED. Borrower and Co-Obligors warrant that Borrower's and Co-Obligors' execution, delivery and performance of this Agreement do not require the consent of or the giving of notice to any third party including, but not limited to, any other lender, governmental body or regulatory authority, which has not been obtained.

                  NO DEFAULT. Borrower and Co-Obligors warrant that, as of the execution of this Agreement, no Default exits hereunder and no condition exists which, with the giving of notice, the passing of time, or both, would constitute such a Default. All representations and warranties made by Borrower and Co-Obligors as of the date of this Agreement shall survive the Closing.

                  NEGATIVE COVENANTS. Without Required Lenders' prior written consent, Borrower and Co-Obligors shall not do any of the following:

                  (a) OTHER DEBT. Incur, create, assume or permit to exist any indebtedness for borrowed money except:

                           (i)  Indebtedness to Lenders under this Agreement.

                           (ii) Debts existing as of the execution hereof and
                  disclosed in the financial statements delivered to Lenders in an amount approved by Lenders and any modifications, renewals or extensions thereof and any refinancing of such debt with no increase in the amount of such refinanced debt.

                           (iii) Unsecured debts on open account incurred in the
                  ordinary course of business.

                           (iv) Indebtedness arising from the negotiation and
                  deposit of instruments received in the ordinary course of business.

                           (v) Borrower and/or Co-Obligors may borrow or sell
                  and lease back up to $20,000,000.00 from CIT for equipment financing in 1998.

                          (vi) Borrower and/or Co-Obligors may borrow or enter
                  into sale lease-back transactions with lenders or other financial sources so long as the incurrence of additional financing obligations does not cause Borrower and/or Co-Obligors to violate any provisions of this Agreement including the financial covenants contained in Section 36 below.

                  (b) PLEDGE OR MORTGAGE OF ASSETS. Except for Permitted Liens or as otherwise permitted herein, (together with renewals and extensions thereof), pledge or mortgage any of its existing, or future acquired assets to any other party.

                  (c) STOCK AND SUBORDINATED DEBT TRANSACTIONS. Redeem any stock other than the Tender Offer, warrants, or debt securities convertible into stock or prepay any amounts on subordinated debt including the Subordinated Debt.

                  (d) REORGANIZATION. Enter into any agreement to merge, consolidate, or otherwise reorganize or recapitalize.

                  (e) DISPOSITION OF ASSETS. Except as permitted herein, sell, lease, or otherwise transfer its assets in any transaction which is not in the ordinary course of business; provided, this restriction shall not apply to transfers among Borrower and/or any Co-Obligors.

                  (f) GUARANTIES. Except for the guaranty existing on the date hereof and disclosed in the financial statements, guarantee any obligations of any other business or individual, except through the endorsement of items tendered to Borrower and Co-Obligors as payment in the ordinary course of business.

                  (g) CREATION OF NEW SUBSIDIARIES. Acquire an interest in any subsidiary corporation or entity.

                  (h) DIVIDENDS. Borrower and Co-Obligors shall not declare any dividends if Borrower is then in Default, if events have occurred of which, but for the passage of time will constitute a Default or after having given effect to such dividends, Borrower would then be in Default; provided this shall not prohibit dividends payable in stock or stock splits.

                  (i) CAPITAL EXPENDITURES. Open more than eight (8) restaurants in calendar year 1998, eight (8) restaurants in calendar year 1999; ten
         (10) restaurants in calendar year 2000; ten (10) restaurants in calendar year 2001; twelve (12) restaurants in calendar year 2002; and twelve (12) restaurants in calendar year 2003.

                  (j) CHANGE OF CONTROL. Suffer or permit a Change of Control of Borrower to occur.

                  (k) ERISA MATTERS. Suffer or permit any of the following events or conditions to exist or occur: (A) any "accumulated funding deficiency," as such term is defined in section 302 of ERISA and
         Section 412 of the Code, whether or not waived, shall exist with respect to any ERISA Plan, or any lien shall arise on the assets of the Borrower or Co-Obligors or any ERISA Affiliate in favor of the PBGC of an ERISA Plan; (B) a Termination Event shall occur with respect to a Single Employer Plan, which is, in the reasonable opinion of the Agent, likely to result in the termination of such Plan for the purposes of Title IV or ERISA; (C) a Termination Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which is, in the reasonable opinion of the Agent, likely to result in (i) the termination of such Plan for purposes of Title IV of ERISA, or (ii) the Borrower or Co- Obligors or any ERISA Affiliate incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency of

         (within the meaning of Section 4245 of ERISA) such Plan; or (D) any prohibited transaction (within the meaning of Section 406 of ERISA of Section 4975 of the Code) or breach of fiduciary responsibility shall occur which may subject the Borrower or Co-Obligors or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) or ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which the Borrower or Co-Obligors or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

                  (l) FISCAL YEAR; ORGANIZATIONAL DOCUMENTS. Change their fiscal year or materially change their articles or certificate of incorporation or their by-laws.

                  (m) INVESTMENTS. Purchase or acquire an interest in any stocks, bonds, debentures, instruments or securities other than Permitted Investments.

         FINANCIAL COVENANTS. Borrower and Co-Obligors shall maintain the following financial covenants computed on a rolling four-quarter basis as determined by GAAP on a consolidated basis (unless otherwise noted):

                  (a) FIXED CHARGE COVERAGE RATIO. Borrower and Co-Obligors shall maintain a fixed charge coverage ratio of at least 1.2 to 1.0. This is defined as Net Income plus depreciation, plus Interest Expense, plus Operating Lease expenses, divided by current maturities of long term debt (including Capital Leases) plus Interest Expense, plus Operating Lease expense, plus amounts paid on Subordinated Debt, plus dividends accrued, computed on a rolling four quarter basis.

                  (b) SENIOR FUNDED DEBT TO EBITDA RATIO. Borrower shall maintain a senior funded debt to EBITDA ratio of no more than 4.0 to
         1.0 for the fiscal year ended December 31, 1998; 3.25 to 1.0 for the fiscal year ended December 31, 1999; and 2.75 to 1.0 for the fiscal year ended December 31, 2000 and years thereafter. This is defined as (Funded Debt (including Capital Leases) but excluding Subordinated
         Debt) divided by EBITDA, computed on a rolling four quarter basis.

                  (c) RENT COVERAGE RATIO. Borrower shall maintain a rent adjusted senior funded debt to EBITDAR ratio of no more than 4.25 to 1 for the fiscal year ended December 31, 1998; 4.00 to 1 for the fiscal year ended December 31, 1999; and 3.5 to 1 for the fiscal year ending December 31, 2000 and years thereafter. This is defined as ((Funded Debt minus Subordinated Debt) plus (operating lease expense times 8)) divided by (EBITDA plus lease expense other than Capital Lease expense), computed on a rolling four quarter basis.

         Environmental Matters

                  (a) ENVIRONMENTAL LAW COMPLIANCE. Borrower and Co-Obligors warrant and covenant that the conduct of Borrower's and Co-Obligors' business operations do not and will not violate, in any material respect, any federal laws, rules, or ordinance for environmental protection, regulations of the Environmental Protection Agency and any applicable local or state law, rule, regulation, or rule of common law and any judicial interpretation thereof relating primarily to the environmental or Hazardous Materials and Borrower and Co- Obligors will not use or permit any other party to use any Hazardous Materials at any of Borrower's or Co-Obligors' places of business or at any other property owned by Borrower and Co-Obligors except such materials as are incidental to Borrower's and Co-Obligors' normal course of business, maintenance and repairs and which are handled in material compliance with all applicable environmental laws. Upon the occurrence of a Default or if necessary to meet any regulatory requirement imposed on any Lender, Borrower and Co-Obligors agree to permit Lenders, its agents, contractors, and employees to enter and inspect any of Borrower's and Co-Obligors' places of business or any other property of Borrower and Co-Obligors at any reasonable time upon five (5) days prior notice for the purpose of conducting an environmental investigation and audit (including taking physical samples) to insure that Borrower and Co-Obligors are complying with this covenant and Borrower and Co-Obligors shall reimburse Lenders on demand for the costs of any such environmental investigation and audit. Borrower and Co-Obligors shall provide Lenders, its agents, contractors, employees, and representatives with access to and copies of any and all data and documents relating to or dealing with any Hazardous Materials used, generated, manufactured, stored or disposed of by Borrower's and Co-Obligors' business operations within five (5) days of the request thereof.

                  (b) NOTIFICATION OF ENVIRONMENTAL CLAIMS. Borrower and Co-Obligors shall immediately advise Lenders in writing of (i) any and all material enforcement, cleanup, remedial, removal, or other governmental or regulatory actions instituted, completed, or threatened pursuant to any applicable federal, state, or local laws, ordinances or regulations relating to any Hazardous Materials affecting Borrower's and Co-Obligors' business operations; and (ii) all material claims made or threatened by any third party against Borrower or any Co-Obligor relating to damages, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials. Borrower and Co-Obligors shall immediately notify Agent of any material remedial action taken by Borrower or any Co-Obligor with respect to Borrower's and Co-Obligors' business operations.

                  (c) INDEMNIFICATION. Borrower and Co-Obligors shall indemnify, defend, and hold Lenders and Agent and their successors and assigns harmless from and against any and all claims, demands, suits, losses, damages, assessments, fines, penalties, costs, or other expenses (including reasonable attorneys' fees and court costs) arising from or in any way related to actual or threatened damage to the environment, agency costs of investigation, personal injury or death, or property damage, due to a release or alleged release of Hazardous

         Materials, arising from Borrower's and Co-Obligors' business operations, any other property owned by Borrower or any Co-Obligor or in the surface or ground water arising from Borrower's or any Co-Obligors' business operations, or gaseous emissions arising from Borrower's or any Co-Obligors' business operations or any other condition existing from Borrower's and Co-Obligors' business operations resulting from the use or existence of Hazardous Materials, whether such claim proves to be true or false. Borrower and Co-Obligors further agree that their indemnity obligations shall include, but are not limited to, liability for damages resulting from the personal injury or death of an employee of the Borrower or any Co-Obligor, regardless of whether the Borrower or any Co-Obligor has paid the employee under the worker's compensation laws of any state or other similar federal or state legislation for the protection of employees. The term "property damage" as used in this paragraph includes, but is not limited to, damage to any real or personal property of the Borrower or any Co-Obligor, the Lenders, and of any third parties. The Borrower's and Co-Obligors' obligations under this paragraph shall survive the repayment of the Loans.

                  YEAR 2000 REPRESENTATIONS AND WARRANTIES.

                  (a) ANALYSIS AND DEVELOPMENT. Borrower has (i) begun analyzing the operations of Borrower and it subsidiaries and affiliates that could be adversely affected by failure to become Year 2000 compliant (that is, that computer applications, imbedded microchips and other systems will be able to perform date-sensitive functions prior to and after December 31, 1999), and (ii) developed a plan for becoming Year 2000 compliant in a timely manner, the implementation of which is on schedule in all material respects. Borrower reasonably believes that it will become Year 2000 compliant for its operations and those of its subsidiaries and affiliates on a timely basis except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect upon the financial condition of Borrower.

                  (b) SUPPLIERS AND VENDORS. Borrower reasonably believes any suppliers and vendors that are material to the operations of Borrower or its subsidiaries and affiliates will be Year 2000 compliant for their own computer applications except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect upon the financial condition of Borrower.

                  (c) NOTICE TO AGENT. Borrower will promptly notify Agent in the event Borrower determines that any computer application which is material to the operations of Borrower, its subsidiaries or any of its material vendors or suppliers will not be fully Year 2000 compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a material adverse effect upon the financial condition of Borrower.

                  DEFAULT DEFINED. The occurrence of any one or more of the following events shall constitute a Default under this Agreement:

                  (a) MONETARY DEFAULT. The failure of Borrower and Co-Obligors to timely pay any amount due Lenders under the Loans within five (5) days of the due date; provided, however, that Borrower and Co-Obligors shall not be in Default as a result of a missed interest payment if a Lender has failed to deliver to Borrower an interest statement for such payment.

                  (b) BREACH OF COVENANT. The failure of Borrower or any Co-Obligor to comply with any of the terms and obligations of this Agreement (other than those addressed in a, c, d, e, f or g hereof) for a period of 30 days from the earlier of (i) such time that the event or fact is known or reasonably should be known to Borrower or any Co-Obligor or (ii) the event or fact is disclosed in writing by Agent or any Lender to Borrower.

                  (c) BREACH OF WARRANTY. Lenders' discovery that any representation or warranty in connection with this Agreement or the Loans or any other Loan Document was materially false when made.

                  (d) DEFAULT UNDER OTHER DOCUMENT. Subject to applicable cure periods, the occurrence of a default under the terms of any document evidencing or otherwise pertaining to the Loans, including, without limitation, the Loan Documents.

                  (e) VOLUNTARY BANKRUPTCY. The Borrower or any Co-Obligor shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing.

                  (f) INVOLUNTARY BANKRUPTCY. An involuntary case or other proceeding shall be commenced against Borrower or any Co-Obligor seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed or unstayed for a period of ninety
         (90) days; or an order for relief shall be entered against the Borrower and any Co-Obligor under the bankruptcy laws as now or hereafter in effect.

                  (g) DEFAULT UNDER OTHER LOANS. Subject to any grace or cure periods, the occurrence of a default under the terms of any document or agreement evidencing, securing or otherwise pertaining to the extension of credit in excess of [$500,000] by any other party to Borrower or any Co-Obligor, the default, which if not cured, would permit the acceleration of the debt.

                  REMEDIES UPON DEFAULT. Upon a Default under Section 39, Lenders may exercise any or all of the following remedies:

                  (a) REMEDIES. Agent, on behalf of Lenders, may exercise any right that they may have at law or equity, including those under the Loan Documents and including, but not limited to, an action to collect the Loans and foreclosure on some or all of the Collateral. All obligations of Lenders to advance or readvance under the Revolving Loans will terminate. The rate of interest on the Loans will be increased to the Default Rate.

                  (b) APPLICATION OF PROCEEDS. All amounts received by Lenders for Borrower's or Co-Obligors' account by exercise of their remedies hereunder shall be applied as follows: First, to the payment of all reasonable expenses incurred by Lenders in exercising their rights hereunder, including reasonable attorney's fees, and any other expenses due Lenders hereunder from Borrower and Co-Obligors; Second, to the payment of all interest included in the Loans, in such order as Lenders may elect; Third, to the payment of all principal included in the Loans; and Fourth, surplus to Borrower, the Co-Obligors or other party entitled thereto.

                  (c) ESCROW MORTGAGES. Upon a Default under Section 39, if the Escrow Mortgages have not yet been recorded, Lenders may record the Escrow Mortgages, and obtain a mortgagee's title insurance policy on the Initial Mortgages and the Escrow Mortgages. Borrower and Co-Obligors shall pay all costs associated with recording the Escrow Mortgages, including any indebtedness or recording taxes and legal fees and shall pay the costs of the mortgagee's title insurance policy for the Escrow Mortgages and the Initial Mortgages. The amount of the mortgagee's title insurance policy shall be for Sixty Two Million and Five Hundred Thousand and 00/100 Dollars ($62,500,000.00) or such lesser amount as Lenders may determine. All costs incurred by Lenders shall be due and payable on demand. To the extent that such costs are not immediately reimbursed by Borrower and Co-Obligors, such costs shall bear interest at the Default Rate.

                  RESOLUTION OF DISPUTES.

                  (a) ARBITRATION. Any controversy or claim between or among the parties to the Loan Documents or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the arbitration of commercial disputes of Judicial Arbitration and Mediation Services, Inc. (J.A.M.S.), and the "special rules" set forth below. In the event of any inconsistency, the special rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to the Loan Documents may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this agreement applies in any court having jurisdiction over such action.

                  (b) SPECIAL RULES. The arbitration shall be conducted in Palm Beach County, Florida administered by J.A.M.S. who will appoint an arbitrator; if J.A.M.S. is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within 90 days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional 60 days.

                  (c) RESERVATIONS OF RIGHTS. Nothing in foregoing arbitration shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in the Loan Documents; or (ii) be a waiver by Lenders of the protection afforded to them by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or (iii) limit the rights of Lenders under the Loan Documents (a) to exercise self help remedies such as (but not limited to) set-off, or (b) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief, or the appointment of a receiver. Lenders may exercise such self help rights, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to the Loan Documents.

                  NOT PARTNERS; NO THIRD PARTY BENEFICIARIES. Nothing contained herein or in any related document shall be deemed to render any Lender a partner of Borrower and Co-Obligors for any purpose. This Agreement has been executed for the sole benefit of Lenders, Borrower and Co-Obligors and no third party is authorized to rely upon Lenders' rights hereunder or to rely upon an assumption that Lenders have or will exercise their rights under this Agreement or under any document referred to herein.

                  REGULATION U. Borrower and each Co-Obligor warrants that none of the proceeds of the loan evidenced by the Note will be used to purchase or carry "margin stock," as defined in Regulation U issued by the Federal Reserve Board.

                  BUSINESS DAYS. If any payment date under the Revolving Loans falls on a day that is not a Business Day of Agent, or if the last day of any notice period falls on such a day, the payment shall be due and the notice period shall end on the next succeeding Business Day of Agent.

                  NOTICES. Any communications concerning this Agreement or the credit described herein shall be addressed as follows:

                           As to Borrower and Co-Obligors:

                           5500 Village Boulevard
                           2nd Floor
                           West Palm Beach, Florida  33407

                           With a Copy to:

                           James F. Hadley, Esq.
                           6556 Carrietowne Lane East
                           Toledo, Ohio  43615

                           As to Agent and/or NationsBank :

                           NationsBank of Tennessee, N.A.
                           Attention:  William Diehl
                           Commercial Lending
                           2nd Floor
                           One NationsBank Plaza
                           Nashville, Tennessee  37239

                           With a copy to:

                           NEAL & HARWELL, PLC
                           Attention:  James R. Kelley
                           2000 First Union Tower
                           150 Fourth Avenue North
                           Nashville, Tennessee 37219-2498

                           As to Lender:

                           First Union National Bank
                           77 East Camino Real
                           Second Floor
                           Boca Raton, Florida  33432

                           With a copy to:

                           Holland & Knight
                           701 Brickell Avenue
                           Miami, Florida  33131
                           Attention:  Doug Darbut

         Communications to be given to a party shall be effective when actually or constructively received by such party or three (3) days after when set forth in writing and mailed or delivered to such party's address stated above. Any party may change its address for receipt of notices by submitting the change in writing to the other party.

                  PARTICIPATIONS. Any Lender may, from time to time, in its sole discretion, and without notice to Borrower and Co-Obligors, sell undivided interest or participations in any credit subject hereto to such other investors or financial institutions as it may elect, including the Federal Reserve Board. Such participants will have no direct relationship with Borrower and Co-Obligors and will have no right with respect to waivers or amendments or default declarations. Any Lender may from time to time disclose to any participant or prospective participant such information as the Lender may have regarding the financial condition, operations, and prospects of Borrower and Co-Obligors, but the Lender shall take reasonable precautions to require such participant or prospective participant to keep such information confidential.

                  AGENT. The provisions of this Section 47 apply to the Lenders.

                  (a) APPOINTMENT. Each Lender hereby designates and appoints NationsBank of Tennessee, N.A. as Agent of such Lender to act as specified herein and the other Loan Documents, and each such Lender hereby authorizes the Agent, as the agents for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated by the terms hereof and of the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere herein and in the other Loan Documents, the Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with a Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any of the other Loan Documents, or shall otherwise exist against the Agent. The provisions of this Section are solely for the benefit of the Agent and the Lenders and none of the Borrower and Co-Obligors shall not have any rights as a third party beneficiary of the provisions hereof. In performing its functions and duties under this Agreement and the other Loan Documents, the Agent shall act solely as an agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for Borrower and Co-Obligors.

                  (b) DELEGATION OF DUTIES. The Agent may execute any of its duties hereunder or under the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                  (c) EXCULPATORY PROVISIONS. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (a) liable for any action lawfully take or omitted to be taken by it or such person under or in connection herewith or in connection with any of the other Loan Documents (except for its or such person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any of the Borrower and Co-Obligors contained herein or in any of the other Loan Documents or in any certificate, report, document, financial statement or other written or oral statement referred to or provided for in, or received by an Agent under or in connection herewith or in connection with the other Loan Documents, or enforceability or sufficiency therefor of any of the other Loan Documents, or for any failure of the Borrower and Co-Obligors to perform their obligations hereunder or thereunder. The Agent shall not be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement, or any of the other Loan Documents or for any representations, warranties, recitals or statements made herein or therein or made by the Borrower and Co-Obligors in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Agent to the Lenders or by or on behalf of the Borrower and Co-Obligors to the Agent or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Default or Event of Default or to inspect the properties, books or records of the Borrower and Co-Obligors. The Agent is not a trustee for the Lenders and owes no fiduciary duty to the Lenders.

                  (d) RELIANCE ON COMMUNICATIONS. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons and upon advice and statements of legal counsel (including, without limitation, counsel to any of the Borrower and Co-Obligors, independent accountants and other experts selected by the Agent with reasonable care). The Agent may deem and treat the Lenders as the owner of its interest hereunder for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or under any of the other Loan Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or under any of the other Loan Documents in accordance with a request of the Required Lenders (or to the extent specifically provided in Section 51, all the Lenders) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders (including their successors and assigns).

                  (e) NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received notice from a Lender or Borrower or Co-Obligor referring to the Loan Document, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders.

                  (f) NON-RELIANCE ON AGENT AND OTHER LENDERS. Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent or any affiliate thereof hereinafter taken, including any review of the affairs of Borrower and Co-Obligors, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower and Co-Obligors and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower and Co-Obligors. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial or other conditions, prospects or creditworthiness of the Borrower and Co-Obligors which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

                  (g) INDEMNIFICATION. The Lenders agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitments (or if the Commitments have expired or been terminated, in accordance with the respective principal amounts of outstanding Loans and Letters of Credit of the Lenders), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following payment in full of the Loans) be imposed on, incurred by or asserted against the Agent in its capacity as such in any way relating to or arising out of this Agreement or the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; PROVIDED that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder and under the other Loan Documents.

                  (h) AGENT IN ITS INDIVIDUAL CAPACITY. The Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower and Co-Obligors as though the Agent were not the Agent hereunder. With respect to the Loans made and all obligations owing to it, the Agent shall have the same rights and powers under this Loan Agreement as any Lender and may exercise the same as though it was not the Agent, and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity.

                  (i) SUCCESSOR AGENT. The Agent may, at any time, resign upon 20 days written notice to the Lenders. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 45 days after the notice of resignation, then the retiring Agent shall select a successor Agent provided such successor is a Lender hereunder or a commercial bank organized under the laws of the United States of America or of any State thereof and has a combined capital and surplus of at least $400,000,000. Upon the acceptance of any appointment as the Agent hereunder by a successor, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations as an Agent, as appropriate, under this Agreement and other Loan Documents and the provisions of this Section shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement.

                  (j) SHARING OF PAYMENTS. Any Lender or holder of any Note having a right to set off shall, to the extent the amount of any such set off exceeds its pro rata share of the amount set off, purchase for cash (and the other Lender or holders shall sell) interests in each such other Lender's or holder's pro rata share of the Loans as would be necessary to cause such Lender to share such excess with each other Lender or holder in accordance with their respective pro rata shares. If any Lender should receive a payment on account of any Term or Renewal Term Note at a time when the other Lender does not receive a payment on its Term or Renewal Term Note, then the Lender receiving such payment shall purchase for cash (and the other Lender shall sell) an interest in each such other Lender's pro rata share of the Term or Renewal Term Note as will be necessary to cause such Lender to share such excess with each other Lender in accordance with their respective pro rata shares.

                  INCORPORATION OF EXHIBITS AND SCHEDULES. All Exhibits and Schedules referred to in this Agreement are incorporated herein by this reference.

                  INDULGENCE NOT WAIVER. Lenders' indulgence in the existence of a default hereunder or any other departure from the terms of this Agreement shall not prejudice Lenders' rights to declare a default or otherwise demand strict compliance with this Agreement.

                  CUMULATIVE REMEDIES. The remedies provided Lenders in this Agreement are not exclusive of any other remedies that may be available to Lenders under any other document or at law or equity.

                  AMENDMENTS, WAIVER AND CONSENTS. Neither this Agreement nor any other Loan Documents nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing and signed by the Required Lenders and the Borrower and Co-Obligors; PROVIDED that no such amendment, change, waiver, discharge or termination shall

                  (a)      without the consent of each Lender affected thereby,

                           (i) extend the final maturity of any Loan, or extend or waive any principal amortization payment of any Loan, or any portion thereof;

                           (ii) reduce the rate or extend the time of payment of
                  interest (other than as a result of waiving the applicability of any post-default increase in interest rates) thereon or fees hereunder;

                           (iii) reduce or waive the principal amount of any
                   Loan;

                           (iv) increase the Commitment of a Lender over the
                  amount thereof in effect (it being understood and agreed that a waiver of any Default or Event of Default or mandatory reduction in the Commitments shall not constitute a change in the terms of any Commitment of any Lender);

                           (v) Except as set forth in this Agreement, release
                  all or substantially all of the Collateral securing the Loans hereunder;

                           (vi) release the Borrower or a Co-Obligor from its
                  obligations under the Loan Documents;

                           (vii) reduce any percentage specified in, or
                  otherwise modify, the definition of Required Lenders; or

                           (viii) consent to the assignment or transfer by the
                  Borrower or a Co-Obligor of any of its rights and obligations under (or in respect of) the Loan Documents; and

                  (b) no provision of Section 47 may be amended without the consent of the Agent;

                  (c) notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (i) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans or the Letters of Credit, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provision set forth herein and (ii) the Required Lenders may consent to allow the Borrower and Co-Obligors to use cash collateral in the context of a bankruptcy or insolvency proceeding.

                  ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of Borrower and Co-Obligors, Agent and Lenders, except that Borrower and Co-Obligors shall not assign any rights or delegate any obligations arising hereunder without the prior written consent of Lenders. Any attempted assignment or delegation by Borrower and Co-Obligors without the required prior consent shall be void.

                  ENTIRE AGREEMENT. This Agreement and the other written agreements between Borrower, Co-Obligors, Agent and Lenders represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein.

                  SEVERABILITY. Should any provision of this Agreement be invalid or unenforceable for any reason, the remaining provisions hereof shall remain in full effect.

                  TIME OF ESSENCE. Time is of the essence of this Agreement, and all dates and time periods specified herein shall be strictly observed, except that Lenders may permit specific deviations therefrom by their written consent.

                  APPLICABLE LAW. Except to the extent set forth in any of the Collateral Documents, the validity, construction and enforcement of this Agreement and all other documents executed with respect to the Loans shall be determined according to the laws of Tennessee applicable to contracts executed and performed entirely within that state, in which state this Agreement has been executed and delivered.

                  GENDER AND NUMBER. Words used herein indicating gender or number shall be read as context may require.

                  CAPTIONS NOT CONTROLLING. Captions and headings have been included in this Agreement for the convenience of the parties, and shall not be construed as affecting the content of the respective paragraphs.

         Executed the date first written above.

                                    THE UNDERSIGNED ACKNOWLEDGE A
                                    THOROUGH UNDERSTANDING OF THE
                                    TERMS OF THIS AGREEMENT AND AGREE
                                    TO BE BOUND THEREBY:

                                    LENDERS:

                                    NATIONSBANK OF TENNESSEE, N.A.


                                    By:   /s/ William H. Diehl
                                         -----------------------------------
                                    Title:   Senior Vice President
                                            --------------------------------


                                    FIRST UNION NATIONAL BANK


                                    By:   /s/ Deborah Flack
                                         -----------------------------------
                                    Title:   Senior Vice President
                                            --------------------------------

                                    AGENT:

                                    NATIONSBANK OF TENNESSEE, N.A.


                                    By:   /s/ William H. Diehl
                                         -------------------------------------
                                    Title:   Senior Vice President
                                            ----------------------------------


                                    BORROWER:

                                    COOKER RESTAURANT CORPORATION,
                                    an Ohio corporation


                                    By:   /s/ Mark W. Mikosz
                                         -------------------------------------
                                    Title:   Vice President, Chief Financial
                                             Officer
                                            ----------------------------------


                                    CO-OBLIGORS:

                                    CGR MANAGEMENT CORPORATION,
                                    a Florida corporation


                                    By:   /s/ Mark W. Mikosz
                                         -------------------------------------
                                    Title:   Vice President
                                            ----------------------------------


                                    FLORIDA COOKER, LP, INC.,
                                    a Florida corporation

                                    By:   /s/ Mark W. Mikosz
                                         -------------------------------------
                                    Title:   Vice President
                                            ----------------------------------

                           SOUTHERN COOKER LIMITED
                           PARTNERSHIP, an Ohio limited partnership

                            By:      COOKER RESTAURANT
                                     CORPORATION, General Partner

                            By:   /s/ Mark W. Mikosz
                                 -------------------------------------
                            Title:   Vice President
                                    ----------------------------------

                                    EXHIBITS
                                    --------

A                               19 PROPERTIES
B                               11 PROPERTIES
C                               EXISTING LIENS
D                               REVOLVING NOTE FORM
E                               TERM NOTE FORM
F                               NOTICE OF BORROWING
G                               RENEWAL REVOLVING NOTE FORM
H                               RENEWAL TERM NOTE FORM
I                               FORM OF GENERAL AND LOCAL COUNSEL
                                OPINIONS
J                               LITIGATION

K                               FIRST UNION MORTGAGES

L                               CIT LOAN TERMS

M                               FIRST UNION PRINCIPAL PAYMENTS

                                     ANNEX 1


107 Hermitage Cooker                                Owned
4770 Lebanon Road                                   6,100
Hermitage, TN  37076                       Opened: 4/5/84
615-883-9700                                   Seats: 188

112 Cleveland Ave. Cooker                           Owned
6193 Cleveland Avenue                               7,800
Columbus, OH  43229                      Opened: 12/06/87
614-899-7000                                   Seats: 226

117 East Main Cooker                                Owned
5225 East Main Street                               7,240
Columbus, OH  43213-2503                  Opened: 8/12/90
614-759-6700                                   Seats: 220

120 Dayton Cooker                                   Owned
1383 Miamisburg-Centerville Rd.                     7,700
Dayton, OH  45459-3852                   Opened: 11/17/91
513-439-4660                                   Seats: 243

124 Westlake Cooker                                 Owned
857 Columbia Road                                   6,700
Westlake, OH  44145-1427                  Opened: 11/1/92
216-899-9494                                   Seats: 210

129 Springdale Cooker                               Owned
11333 Princeton Pike                                9,433
Springdale, OH  45246-3201                Opened: 5/23/93
513-772-4546                                   Seats: 286

132 Toledo Cooker                                   Owned
5628 Airport Highway                                7,200
Holland, OH  43528                       Opened: 10/31/93
419-867-4994                                   Seats: 242


148 Vandalia Cooker                                 Owned
7580 Poe Avenue                                     9,039
Dayton, OH 45414                          Opened: 5/20/96
513-454-1100                                   Seats: 292


110 Parkway Cooker                                  Owned
1211 Murfreesboro Road                              7,200
Nashville, TN  37217-2400                 Opened: 12/9/86
615-361-4747                                   Seats: 220

114 Rivergate Cooker                                Owned
317 Bluebird Lane                                   8,100
Goodlettsville, TN 37072-2303                     Opened:
615-859-2756                                     10/24/88
                                               Seats: 255
118 Cincinnati Cooker                               Owned
8850 Governor's Hill Drive                          9,100
Cincinnati, OH  45249-1337                Opened:02/02/90
513-677-3100                                          254

122 Auburn Hills Cooker                             Owned
3773 East Walton Boulevard                          8,200
Auburn Hills, MI  48326-2237              Opened: 5/31/92
810-373-5050                                   Seats: 252

126 North High Cooker                               Owned
8360 North High Street                              8,200
Columbus, OH  43235-6403                          Opened:
614-438-5800                                     12/20/92
                                               Seats: 252
130 Novi Cooker                                     Owned
39581 12 Mile Road                                  7,200
Novi, MI  48377                           Opened: 10/3/93
810-380-2600                                   Seats: 242

144 Solon Cooker                                    Owned
6150 SOM Center Road                                7,200
Solon, OH  44139                                  Opened:
216-519-9800                                     11/18/95
                                               Seats: 240

150 Beavercreek Cooker                              Owned
2819 Centre Drive                                   7,667
Beavercreek, OH  45431                    Opened: 6/13/96
513-427-4700                                   Seats: 240

151 Sterling Heights Cooker                                       Owned
14425 Lakeside Circle                                             9,169
Sterling Heights, MI 48313                              Opened: 6/24/96
810-566-9597                                                 Seats: 280

156  Saginaw Cooker                                               Owned
3870 Bay Road                                                     9,169
Saginaw, MI  48603                                    Opened:  02/17/97
517-249-8570                                                Seats:  296


159 Beechmont                                                     Owned
8600 Beechmont                                                    9,036
Cincinnati, OH  45225                                  Opened:  3/17/97
513-474-1299                                                Seats:  296

164 Canton                                                        Owned
41980 Ford Road                                                   8,590
Canton, MI  48187-3647                                  Opened: 8/11/97
313-981-6595                                                 Seats: 284


171 Troy                                                          Owned
5460 Corporate Dr.                                                 7755
Troy, MI 48098                                          Opened: 3/23/98
248-952-5801                                                 Seats: 266





152 Boardman Cooker                                               Owned
1247 Boardman Poland Road                                         9,036
Boardman, OH  44514                                             Opened:
330-629-6161                                                   07/01/96
                                                             Seats: 292
157 Grand Rapids                                                  Owned
3050 Alpine Road                                                  9,036
Walker, MI  49504                                       Opened:  3/3/97
616-785-3242                                                Seats:  284


162 Mentor                                                        Owned
7787 Reynolds Road                                                7,755
Mentor, OH 44060-5320                                   Opened: 8/25/97
440-269-8480                                                 Seats: 266

165 Cuyahoga Falls                                                Owned
283 Howe Ave.                                                     7,050
Cuyahoga Falls, OH 44221-                              Opened: 12/15/97
4915                                                         Seats: 266
330-929-2322


                                     ANNEX 2

127 Willow Lake Cooker                                     Owned
2801 Lake Circle Drive                                     7,865
Indianapolis, IN  46268-                         Opened: 3/14/93
4205                                                  Seats: 262
317-471-1111

134 Raleigh Cooker                                         Owned
4516 Falls of Neuse Road                                   7,200
Raleigh, NC  27609                              Opened: 12/12/93
919-981-7400                                          Seats: 242

146 Murfreesboro Cooker                                    Owned
730 N.W. Broad St.                                         7,667
Murfreesboro, TN  37219                           Opened: 3/2/96
615-895-6400                                          Seats: 234

149 Town Center Cooker                                     Owned
790 Cobb Place Boulevard                                   9,036
Kennesaw, GA  30144                              Opened: 5/27/96
770-424-2925                                          Seats: 292

161 Chattanooga                                            Owned
2225 Gunbarrell Road                                       7,067
Chattanooga, TN 37421                            Opened: 6/23/97
423-954-3020                                          Seats: 224

172  Augusta                                               Owned
276 Robert C. Daniel Jr.                                    7755
Parkway                                          Opened: 3/18/98
Augusta, GA  30909                                    Seats: 266
706-737-2600



133 East Memphis Cooker                                     Owned
6980 Winchester Road                                        7,200
Memphis, TN  38115                               Opened: 10/31/93
901-367-1999                                           Seats: 242


135 Fairlakes Cooker                                        Owned
12950 Fair Lakes Shopping Ctr                               7,200
Fairfax, VA  22003                                       12/19/93
703-802-1050                                                  242

147 Gwinnett Cooker                                         Owned
1590 Pleasant Hill Road                                     9,169
Duluth, GA  30136                                Opened: 05/06/96
770-717-5020                                                  288

158 Chesapeake                                              Owned
628 Jarman Road                                             7,800
Chesapeake, VA  23320                             Opened: 3/17/97
757-424-7800                                           Seats: 240

176 Knoxville Cooker                                        Owned
106 Major Reynolds Road                                     7,755
Knoxville, TN  37919                             Opened: 09/15/98
423-330-0202                                          Seats:  266

                                   EXHIBIT K
                                   ---------

                             FIRST UNION MORTGAGES

1.   Unit 117 - Columbus, Ohio

2.   Unit 112 - Columbus, Ohio

3.   Unit 107 - Hermitage, Tennessee

4.   Unit 110 - Nashville, Tennessee

5.   Unit 114 - Goodlettsville, Tennessee

6.   Unit 118 - Cincinnati, Ohio

                               REVOLVING LOAN NOTE

Date: September 24, 1998 Amount: $ 10,000,000.00

=============================================================================================
BANK:                                         BORROWER:
NationsBank of Tennessee, N.A.                Cooker Restaurant Corporation
Commercial Lending - 2nd Floor                5500 Village Blvd. - 2nd Floor
One NationsBank Plaza                         West Palm Beach, Palm Beach County, FL
Nashville, Davidson County, TN 37239            33407

                                              CO-OBLIGORS:
                                                                                   CGR
                                              Management Corporation
                                              5500 Village Blvd. - 2nd Floor
                                              West Palm Beach, FL 33407

                                              Florida Cooker LP, Inc.
                                              5500 Village Blvd. - 2nd Floor
                                              West Palm Beach, FL 33407

                                              Southern Cooker Limited Partnership
                                              5500 Village Blvd. - 2nd Floor
                                              West Palm Beach, FL 33407

=============================================================================================

FOR VALUE RECEIVED, the undersigned Borrower and Co-Obligors, jointly and severally, unconditionally promise to pay to the order of Bank, its successors and assigns, without setoff, at its offices indicated at the beginning of this Note, or at such other place as may be designated by Bank, the principal amount of Ten Million and 00/100 Dollars ($10,000,000.00), or so much thereof as may be advanced from time to time in immediately available funds, together with interest computed daily on the outstanding principal balance hereunder, at an annual interest rate, and in accordance with the payment schedule, indicated below. This Note is the Revolving Note made pursuant to that Loan Agreement of even date herewith between Borrower, Co-Obligors and NationsBank of Tennessee, N.A., as Agent for itself and First Union National Bank ("Loan Agreement"). Capitalized terms not defined herein shall have the meaning contained in the Loan Agreement.

1.   RATE.  The rate shall be as provided in the Loan Agreement.

Notwithstanding any provision of this Note, Bank does not intend to charge and Borrower and Co- Obligors shall not be required to pay any amount of interest or other charges in excess of the maximum permitted by the applicable law of the State of Tennessee; if any higher rate ceiling is lawful, then that higher rate ceiling shall apply. Any payment in excess of such maximum shall be refunded to Borrower and Co-Obligors or credited against principal, at the option of Bank.

2. ACCRUAL METHOD. Interest at the Rate set forth above will be calculated by the 365/360 day method (a daily amount of interest is computed for a hypothetical year of 360 days; that amount is multiplied by the actual number of days for which any principal is outstanding hereunder).

3. PAYMENT SCHEDULE. All payments received hereunder shall be applied first to the payment of any expense or charges payable hereunder or under any other loan documents executed in connection with this Note, then to interest due and payable, with the balance applied to principal, or in such other order as Bank shall determine at its option.

Payments shall be made on the dates and in the amounts set forth in the Loan Agreement. The maturity date of this Note is March 24, 2004, subject to the provisions of Section 5 of the Loan Agreement.

4. ADVANCES. This is a revolving note. Advances to Borrower and Co-Obligors shall be made in accordance with the terms of the Loan Agreement.

5. WAIVERS, CONSENTS AND COVENANTS. Subject to any applicable cure periods, Borrower and Co-Obligors, any indorser or guarantor hereof, or any other party hereto (individually an "Obligor" and collectively "Obligors") and each of them jointly and severally: (a) waive presentment, demand, protest, notice of demand, notice of intent to accelerate, notice of acceleration of maturity, notice of protest, notice of nonpayment, notice of dishonor, and any other notice required to be given under the law to any Obligor in connection with the delivery, acceptance, performance, default or enforcement of this Note, any indorsement or guaranty of this Note, or any other documents executed in connection with this Note or any other note or other loan documents now or hereafter executed in connection with any obligation of Borrower and Co-Obligors to Bank (the "Loan Documents"); (b) consent to all delays, extensions, renewals or other modifications of this Note or the Loan Documents, or waivers of any term hereof or of the Loan Documents, or release or discharge by Bank of any of Obligors, or release, substitution or exchange of any security for the payment hereof, or the failure to act on the part of Bank, or any indulgence shown by Bank (without notice to or further assent from any of Obligors), and agree that no such action, failure to act or failure to exercise any right or remedy by Bank shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by Bank of, or otherwise affect, any of Bank's rights under this Note, under any indorsement or guaranty of this Note or under any of the Loan Documents; and (c) agree to pay, on demand, all reasonable costs and expenses of collection or defense of this Note or of any indorsement or guaranty hereof and/or the enforcement or defense of Bank's rights with respect to, or the administration, supervision, preservation, or protection of, or realization upon, any property securing payment hereof, including, without limitation, reasonable attorney's fees, including fees related to any suit, mediation or arbitration proceeding, out of court payment agreement, trial, appeal, bankruptcy proceedings or other proceeding, in such amount as may be determined reasonable by any arbitrator or court, whichever is applicable.

6. PREPAYMENTS. Voluntary prepayments of principal or accrued interest may be made, in whole or in part, at any time without penalty, except, in the case of a LIBOR Rate borrowing, a payment prior to the end of the LIBOR Period will require Borrower and Co-Obligors to pay Bank any breakage costs associated with such prepayment.

7. DELINQUENCY CHARGE. To the extent permitted by law, a delinquency charge may be imposed in an amount not to exceed four percent (4%) of any payment that is more than fifteen days late.

8. EVENTS OF DEFAULT. The following are events of default hereunder: subject to any applicable notice or cure period, (a) the failure to pay any obligation, liability or indebtedness of any Obligor to Bank, whether under this Note, the Loan Agreement or any Loan Documents, within five (5) days of the date when due (whether upon demand, at maturity or by acceleration) provided, however, that Borrower and Co-Obligors shall not be in Default as a result of a missed interest payment if a Lender has failed to deliver to Borrower an interest statement for such payment; (b) a Default as defined in the Loan Agreement.

9. REMEDIES UPON DEFAULT. Whenever there is a default under this Note (a) the entire balance outstanding hereunder and all other obligations of any Obligor to Bank (however acquired or evidenced) shall, at the option of Bank, become immediately due and payable and any obligation of Bank to permit further borrowing under this Note shall immediately cease and terminate, and/or (b) to the extent permitted by law, the Rate of interest on the unpaid principal shall be increased to the Default Rate as defined in the Loan Agreement. The provisions herein for a Default Rate shall not be deemed to extend the time for any payment hereunder or to constitute a "grace period" giving Obligors a right to cure any default. At Bank's option, and to the extent permitted by law, any accrued and unpaid interest, fees or charges may, for purposes of computing and accruing interest on a daily basis after the due date of the Note or any installment thereof, be deemed to be a part of the principal balance, and interest shall accrue on a daily compounded basis after such date at the Default Rate provided in this Note until the entire outstanding balance of principal and interest is paid in full. Upon a default under this Note, Bank is hereby authorized at any time, at its option and without notice or demand, to set off and charge against any deposit accounts of any Obligor, (as well as any money, instruments, securities, documents, chattel paper, credits, claims, demands, income and any other property, rights and interests of any Obligor), which at any time shall come into the possession or custody or under the control of Bank or any of its agents, affiliates or correspondents, any and all obligations due hereunder. Additionally, Bank shall have all rights and remedies available under each of the Loan Documents, as well as all rights and remedies available at law or in equity.

10. NON-WAIVER. The failure at any time of Bank to exercise any of its options or any other rights hereunder shall not constitute a waiver thereof, nor shall it be a bar to the exercise of any of its options or rights at a later date. All rights and remedies of Bank shall be cumulative and may be pursued singly, successively or together, at the option of Bank. The acceptance by Bank of any partial payment shall not constitute a waiver of any default or of any of Bank's rights under this Note. No waiver of any of its rights hereunder, and no modification or amendment of this Note, shall be deemed to be made by Bank unless the same shall be in writing, duly signed on behalf of Bank; each such waiver shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Bank or the obligations of Obligors to Bank in any other respect at any other time.

11. APPLICABLE LAW, VENUE AND JURISDICTION. This Note and the rights and obligations of Borrower, Co-Obligors and Bank under this Note shall be governed by and interpreted in accordance with the law of the State of Tennessee. Except for proceedings to enforce any mortgage, deed of trust, security agreement or other collateral document, in any litigation in connection with or to enforce this Note or any indorsement or guaranty of this Note or any Loan Documents, Obligors, and each of them, irrevocably consent to and confer personal jurisdiction on the courts of the State of Tennessee or the United States located within the State of Tennessee and expressly waive any objections as to venue in any such courts. Nothing contained herein shall, however, prevent Bank from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available under applicable law.

12. PARTIAL INVALIDITY. The unenforceability or invalidity of any provision of this Note shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of this Note or of the Loan Documents to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

13. BINDING EFFECT. This Note shall be binding upon and inure to the benefit of Borrower, Co-Obligors, Obligors and Bank and their respective successors, assigns, heirs and personal representatives, provided, however, that no obligations of Borrower, Co-Obligors or Obligors hereunder can be assigned without prior written consent of Bank.

14. CONTROLLING DOCUMENT. To the extent that this Note conflicts with or is in any way incompatible with any other document related specifically to the loan evidenced by this Note, this Note shall control over any other such document except the Loan Agreement, and if this Note does not address an issue, then each other such document shall control to the extent that it deals most specifically with an issue.

15. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH

ACTION.

     A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN PALM BEACH COUNTY, FLORIDA, AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

     B. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED
TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

NOTICE OF FINAL AGREEMENT. THIS WRITTEN PROMISSORY NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


COOKER RESTAURANT
CORPORATION                               CGR MANAGEMENT CORPORATION

By:   /s/ Mark W. Mikosz                  By:  /s/ Mark W. Mikosz
     --------------------------------         --------------------------------

Its:   Vice President, Chief Financial     Its:  Vice President
       Officer                                  -------------------------------
       -------------------------------


                                           SOUTHERN COOKER LIMITED
FLORIDA COOKER LP, INC.                    PARTNERSHIP
                                           By:  Cooker Restaurant Corporation,
By:  /s/ Mark W. Mikosz                        General Partner
    --------------------------------
Its:  Vice President                       By  /s/ Mark W. Mikosz
     --------------------------------         ---------------------------------
                                           Its:  Vice President
                                                -------------------------------

STATE OF TENNESSEE     )
                       )
COUNTY OF DAVIDSON     )

         Before me, the undersigned, a Notary Public of the state and county aforesaid, personally appeared Mark Mikosz, with whom I am personally acquainted, and who, upon oath, acknowledged himself to be the VP, CFO of COOKER RESTAURANT CORPORATION, the within named bargainor, a corporation, and that he, as such VP, CFO, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as VP, CFO.

         Witness my hand and seal at office in Nashville, Tennessee, this 24th day of September, 1998.

                                                   /s/ Mittie Jean Compton
                                                -----------------------------
                                                       Notary Public
My Commission Expires:
      11-27-99
---------------------


STATE OF TENNESSEE )
                   )
COUNTY OF DAVIDSON )


         Before me, the undersigned, a Notary Public of the state and county aforesaid, personally appeared Mark Mikosz, with whom I am personally acquainted, and who, upon oath, acknowledged himself to be the VP of CGR MANAGEMENT CORPORATION, the within named bargainor, a corporation, and that he, as such VP, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as VP.

         Witness my hand and seal at office in Nashville, Tennessee, this 24th day of September, 1998.

                                                   /s/ Mittie Jean Compton
                                                -----------------------------
                                                       Notary Public
My Commission Expires:
      11-27-99
---------------------

STATE OF TENNESSEE )
                   )
COUNTY OF DAVIDSON )

         Before me, the undersigned, a Notary Public of the state and county aforesaid, personally appeared Mark Mikosz, with whom I am personally acquainted, and who, upon oath, acknowledged himself to be the VP of FLORIDA COOKER LP, INC., the within named bargainor, a corporation, and that he, as such VP, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as VP.

         Witness my hand and seal at office in Nashville, Tennessee, this 24th day of September, 1998.

                                                   /s/ Mittie Jean Compton
                                                -----------------------------
                                                       Notary Public
My Commission Expires:
      11-27-99
---------------------


STATE OF TENNESSEE )
                   )
COUNTY OF DAVIDSON )

         Before me, the undersigned, a Notary Public of the state and county aforesaid, personally appeared Mark Mikosz, with whom I am personally acquainted, and who, upon oath, acknowledged himself to be the VP of COOKER RESTAURANT CORPORATION, the general partner of SOUTHERN COOKER LIMITED PARTNERSHIP, the within named bargainor, a limited partnership, and that he, as such VP, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as VP.

         Witness my hand and seal at office in Nashville, Tennessee, this 24th day of September, 1998.

                                                   /s/ Mittie Jean Compton
                                                -----------------------------
                                                       Notary Public
My Commission Expires:
      11-27-99
---------------------

                                                  TERM LOAN NOTE


Date: September 24, 1998                                            Amount: $ 30,000,000.00

===========================================================================================
BANK:NationsBank of Tennessee,                BORROWER:Cooker Restaurant
N.A.Commercial Lending - 2nd FloorOne         Corporation5500 Village Blvd. - 2nd
NationsBank PlazaNashville, Davidson          FloorWest Palm Beach, Palm Beach County,
County, TN 37239                              FL 33407CO-OBLIGORS:

                                              CGR Management Corporation5500 Village
                                              Blvd. - 2nd FloorWest Palm Beach, FL
                                              33407Florida Cooker LP, Inc.5500 Village
                                              Blvd. - 2nd FloorWest Palm Beach, FL
                                              33407Southern Cooker Limited
                                              Partnership5500 Village Blvd. - 2nd
                                              FloorWest Palm Beach, FL 33407
===========================================================================================

FOR VALUE RECEIVED, the undersigned Borrower and Co-Obligors, jointly and severally, unconditionally promise to pay to the order of Bank, its successors and assigns, without setoff, at its offices indicated at the beginning of this Note, or at such other place as may be designated by Bank, the principal amount of Thirty Million and 00/100 Dollars ($30,000,000.00), or so much thereof as may be advanced from time to time in immediately available funds, together with interest computed daily on the outstanding principal balance hereunder, at an annual interest rate, and in accordance with the payment schedule, indicated below. This Note is one of the Term Loan Notes made pursuant to that Loan Agreement of even date herewith between Borrower, Co-Obligors and NationsBank of Tennessee, N.A., as Agent for itself and First Union National Bank ("Loan Agreement"). Capitalized terms not defined herein shall have the meaning contained in the Loan Agreement.

1.   RATE.  The rate shall be as provided in the Loan Agreement.

Notwithstanding any provision of this Note, Bank does not intend to charge and Borrower and Co-Obligors shall not be required to pay any amount of interest or other charges in excess of the maximum permitted by the applicable law of the State of Tennessee; if any higher rate ceiling is lawful, then that higher rate ceiling shall apply. Any payment in excess of such maximum shall be refunded to Borrower and Co-Obligors or credited against principal, at the option of Bank.

2. ACCRUAL METHOD. Interest at the Rate set forth above will be calculated by the 365/360 day method (a daily amount of interest is computed for a hypothetical year of 360 days; that amount is multiplied by the actual number of days for which any principal is outstanding hereunder).

3. PAYMENT SCHEDULE. All payments received hereunder shall be applied first to the payment of any expense or charges payable hereunder or under any other loan documents executed in connection with this Note, then to interest due and payable, with the balance applied to principal, or in such other order as Bank shall determine at its option.

Payments shall be made on the dates and in the amounts set forth in the Loan Agreement. The maturity date of this Note is March 24, 2004, subject to the provisions of Section 5 of the Loan Agreement.

4. WAIVERS, CONSENTS AND COVENANTS. Subject to any applicable cure periods, Borrower and Co-Obligors, any indorser or guarantor hereof, or any other party hereto (individually an "Obligor" and collectively "Obligors") and each of them jointly and severally: (a) waive presentment, demand, protest, notice of demand, notice of intent to accelerate, notice of acceleration of maturity, notice of protest, notice of nonpayment, notice of dishonor, and any other notice required to be given under the law to any Obligor in connection with the delivery, acceptance, performance, default or enforcement of this Note, any indorsement or guaranty of this Note, or any other documents executed in connection with this Note or any other note or other loan documents now or hereafter executed in connection with any obligation of Borrower and Co-Obligors to Bank (the "Loan Documents"); (b) consent to all delays, extensions, renewals or other modifications of this Note or the Loan Documents, or waivers of any term hereof or of the Loan Documents, or release or discharge by Bank of any of Obligors, or release, substitution or exchange of any security for the payment hereof, or the failure to act on the part of Bank, or any indulgence shown by Bank (without notice to or further assent from any of Obligors), and agree that no such action, failure to act or failure to exercise any right or remedy by Bank shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by Bank of, or otherwise affect, any of Bank's rights under this Note, under any indorsement or guaranty of this Note or under any of the Loan Documents; and (c) agree to pay, on demand, all reasonable costs and expenses of collection or defense of this Note or of any indorsement or guaranty hereof and/or the enforcement or defense of Bank's rights with respect to, or the administration, supervision, preservation, or protection of, or realization upon, any property securing payment hereof, including, without limitation, reasonable attorney's fees, including fees related to any suit, mediation or arbitration proceeding, out of court payment agreement, trial, appeal, bankruptcy proceedings or other proceeding, in such amount as may be determined reasonable by any arbitrator or court, whichever is applicable.

5. PREPAYMENTS. Voluntary prepayments of principal or accrued interest may be made, in whole or in part, at any time without penalty, except, in the case of a LIBOR Rate borrowing, a payment prior to the end of the LIBOR Period will require Borrower and Co-Obligors to pay Bank any breakage costs associated with such prepayment.

6. DELINQUENCY CHARGE. To the extent permitted by law, a delinquency charge may be imposed in an amount not to exceed four percent (4%) of any payment that is more than fifteen days late.

7. EVENTS OF DEFAULT. The following are events of default hereunder: subject to any applicable notice or cure period, (a) the failure to pay any obligation, liability or indebtedness of any Obligor to Bank, whether under this Note, the Loan Agreement or any Loan Documents, within five (5) days of the date when due (whether upon demand, at maturity or by acceleration), provided, however, that Borrower and Co-Obligors shall not be in Default as a result of a missed interest payment if a Lender has failed to deliver to Borrower an interest statement for such payment; (b) a Default as defined in the Loan Agreement.

8. REMEDIES UPON DEFAULT. Whenever there is a default under this Note (a) the entire balance outstanding hereunder and all other obligations of any Obligor to Bank (however acquired or evidenced) shall, at the option of Bank, become immediately due and payable and any obligation of Bank to permit further borrowing under this Note shall immediately cease and terminate, and/or (b) to the extent permitted by law, the Rate of interest on the unpaid principal shall be increased to the Default Rate as defined in the Loan Agreement. The provisions herein for a Default Rate shall not be deemed to extend the time for any payment hereunder or to constitute a "grace period" giving Obligors a right to cure any default. At Bank's option, and to the extent permitted by law, any accrued and unpaid interest, fees or charges may, for purposes of computing and accruing interest on a daily basis after the due date of the Note or any installment thereof, be deemed to be a part of the principal balance, and interest shall accrue on a daily compounded basis after such date at the Default Rate provided in this Note until the entire outstanding balance of principal and interest is paid in full. Upon a default under this Note, Bank is hereby authorized at any time, at its option and without notice or demand, to set off and charge against any deposit accounts of any Obligor, (as well as any money, instruments, securities, documents, chattel paper, credits, claims, demands, income and any other property, rights and interests of any Obligor), which at any time shall come into the possession or custody or under the control of Bank or any of its agents, affiliates or correspondents, any and all obligations due hereunder. Additionally, Bank shall have all rights and remedies available under each of the Loan Documents, as well as all rights and remedies available at law or in equity.

9. NON-WAIVER. The failure at any time of Bank to exercise any of its options or any other rights hereunder shall not constitute a waiver thereof, nor shall it be a bar to the exercise of any of its options or rights at a later date. All rights and remedies of Bank shall be cumulative and may be pursued singly, successively or together, at the option of Bank. The acceptance by Bank of any partial payment shall not constitute a waiver of any default or of any of Bank's rights under this Note. No waiver of any of its rights hereunder, and no modification or amendment of this Note, shall be deemed to be made by Bank unless the same shall be in writing, duly signed on behalf of Bank; each such waiver shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Bank or the obligations of Obligors to Bank in any other respect at any other time.

10. APPLICABLE LAW, VENUE AND JURISDICTION. This Note and the rights and obligations of Borrower, Co-Obligors and Bank under this Note shall be governed by and interpreted in accordance with the law of the State of Tennessee. Except for proceedings to enforce any mortgage, deed of trust, security agreement or other collateral document, in any litigation in connection with or to enforce this Note or any indorsement or guaranty of this Note or any Loan Documents, Obligors, and each of them, irrevocably consent to and confer personal jurisdiction on the courts of the State of Tennessee or the United States located within the State of Tennessee and expressly waive any objections as to venue in any such courts. Nothing contained herein shall, however, prevent Bank from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available under applicable law.

11. PARTIAL INVALIDITY. The unenforceability or invalidity of any provision of this Note shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of this Note or of the Loan Documents to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

12. BINDING EFFECT. This Note shall be binding upon and inure to the benefit of Borrower, Co-Obligors, Obligors and Bank and their respective successors, assigns, heirs and personal representatives, provided, however, that no obligations of Borrower, Co-Obligors or Obligors hereunder can be assigned without prior written consent of Bank.

13. CONTROLLING DOCUMENT. To the extent that this Note conflicts with or is in any way incompatible with any other document related specifically to the loan evidenced by this Note, this Note shall control over any other such document except the Loan Agreement, and if this Note does not address an issue, then each other such document shall control to the extent that it deals most specifically with an issue.

14. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN PALM BEACH COUNTY, FLORIDA, AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

     B. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE

APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

NOTICE OF FINAL AGREEMENT. THIS WRITTEN PROMISSORY NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


COOKER RESTAURANT
CORPORATION                                    CGR MANAGEMENT CORPORATION

By:   /s/ Mark W. Mikosz                       By:  /s/ Mark W. Mikosz
     ---------------------------------             -----------------------------
Its:   Vice President, Chief Financial         Its:  Vice President
       Officer                                      ----------------------------
      --------------------------------

                                             SOUTHERN COOKER LIMITED
FLORIDA COOKER LP, INC.                      PARTNERSHIP
                                             By:  Cooker Restaurant Corporation,
By:  /s/ Mark W. Mikosz                          General Partner
    ---------------------------------
Its:  Vice President                         By  /s/ Mark W. Mikosz
     --------------------------------           --------------------------------
                                             Its:  Vice President
                                                  ------------------------------

[STATE OF TENNESSEE      )
                         )
COUNTY OF DAVIDSON       )

         BEFORE ME, THE UNDERSIGNED, A NOTARY PUBLIC OF THE STATE AND COUNTY AFORESAID, PERSONALLY APPEARED MARK MIKOSZ, WITH WHOM I AM PERSONALLY ACQUAINTED, AND WHO, UPON OATH, ACKNOWLEDGED HIMSELF TO BE THE VP, CFO OF COOKER RESTAURANT CORPORATION, THE WITHIN NAMED BARGAINOR, A CORPORATION, AND THAT HE, AS SUCH VP, CFO, BEING AUTHORIZED SO TO DO, EXECUTED THE FOREGOING INSTRUMENT FOR THE PURPOSES THEREIN CONTAINED, BY SIGNING THE NAME OF THE CORPORATION BY HIMSELF AS VP, CFO.

         WITNESS MY HAND AND SEAL AT OFFICE IN NASHVILLE, TENNESSEE, THIS 24TH DAY OF SEPTEMBER, 1998.

                                                      /s/ Mittie Jean Compton
                                                   -----------------------------
                                                           NOTARY PUBLIC
MY COMMISSION EXPIRES:
      11-27-99
---------------------


STATE OF TENNESSEE )
                   )
COUNTY OF DAVIDSON )


         BEFORE ME, THE UNDERSIGNED, A NOTARY PUBLIC OF THE STATE AND COUNTY AFORESAID, PERSONALLY APPEARED MARK W. MIKOSZ, WITH WHOM I AM PERSONALLY ACQUAINTED, AND WHO, UPON OATH, ACKNOWLEDGED HIMSELF TO BE THE VP OF CGR MANAGEMENT CORPORATION, THE WITHIN NAMED BARGAINOR, A CORPORATION, AND THAT HE, AS SUCH VP, BEING AUTHORIZED SO TO DO, EXECUTED THE FOREGOING INSTRUMENT FOR THE PURPOSES THEREIN CONTAINED, BY SIGNING THE NAME OF THE CORPORATION BY HIMSELF AS VP.

         WITNESS MY HAND AND SEAL AT OFFICE IN NASHVILLE, TENNESSEE, THIS 24TH DAY OF SEPTEMBER, 1998.

                                                      /s/ Mittie Jean Compton
                                                   -----------------------------
                                                           NOTARY PUBLIC
MY COMMISSION EXPIRES:
      11-27-99
---------------------

STATE OF TENNESSEE )
                   )
COUNTY OF DAVIDSON )

         BEFORE ME, THE UNDERSIGNED, A NOTARY PUBLIC OF THE STATE AND COUNTY AFORESAID, PERSONALLY APPEARED MARK W. MIKOSZ, WITH WHOM I AM PERSONALLY ACQUAINTED, AND WHO, UPON OATH, ACKNOWLEDGED HIMSELF TO BE THE VP OF FLORIDA COOKER LP, INC., THE WITHIN NAMED BARGAINOR, A CORPORATION, AND THAT HE, AS SUCH VP, BEING AUTHORIZED SO TO DO, EXECUTED THE FOREGOING INSTRUMENT FOR THE PURPOSES THEREIN CONTAINED, BY SIGNING THE NAME OF THE CORPORATION BY HIMSELF AS VP.

         WITNESS MY HAND AND SEAL AT OFFICE IN NASHVILLE, TENNESSEE, THIS 24TH DAY OF SEPTEMBER, 1998.

                                                      /s/ Mittie Jean Compton
                                                   -----------------------------
                                                           NOTARY PUBLIC
MY COMMISSION EXPIRES:
      11-27-99
---------------------


STATE OF TENNESSEE )
                   )
COUNTY OF DAVIDSON )

         BEFORE ME, THE UNDERSIGNED, A NOTARY PUBLIC OF THE STATE AND COUNTY AFORESAID, PERSONALLY APPEARED MARK W. MIKOSZ, WITH WHOM I AM PERSONALLY ACQUAINTED, AND WHO, UPON OATH, ACKNOWLEDGED HIMSELF TO BE THE VP OF COOKER RESTAURANT CORPORATION, THE GENERAL PARTNER OF SOUTHERN COOKER LIMITED PARTNERSHIP, THE WITHIN NAMED BARGAINOR, A LIMITED PARTNERSHIP, AND THAT HE, AS SUCH VP, BEING AUTHORIZED SO TO DO, EXECUTED THE FOREGOING INSTRUMENT FOR THE PURPOSES THEREIN CONTAINED, BY SIGNING THE NAME OF THE CORPORATION BY HIMSELF AS VP.

         WITNESS MY HAND AND SEAL AT OFFICE IN NASHVILLE, TENNESSEE, THIS 24TH DAY OF SEPTEMBER, 1998.

                                                      /s/ Mittie Jean Compton
                                                   -----------------------------
                                                           NOTARY PUBLIC
MY COMMISSION EXPIRES:
      11-27-99
---------------------

                                 TERM LOAN NOTE


Date: September 24, 1998                                                                        Amount: $22,500,000.00

======================================================================================================================
BANK:                                                      BORROWER:

First Union National Bank                                  Cooker Restaurant Corporation
77 East Camino Real.                                       5500 Village Blvd. - 2nd Floor
2nd Floor                                                  West Palm Beach, Palm Beach County, FL
Boca Raton, Florida  33432                                   33407

                                                           CO-OBLIGORS:
                                                                                                                 CGR
                                                           Management Corporation
                                                           5500 Village Blvd. - 2nd Floor
                                                           West Palm Beach, FL 33407

                                                           Florida Cooker LP, Inc.
                                                           5500 Village Blvd. - 2nd Floor
                                                           West Palm Beach, FL 33407

                                                           Southern Cooker Limited Partnership
                                                           5500 Village Blvd. - 2nd Floor
                                                           West Palm Beach, FL 33407

======================================================================================================================

FOR VALUE RECEIVED, the undersigned Borrower and Co-Obligors, jointly and severally, unconditionally promise to pay to the order of Bank, its successors and assigns, without setoff, at its offices indicated at the beginning of this Note, or at such other place as may be designated by Bank, the principal amount of Twenty-Two Million Five Hundred Thousand and 00/100 Dollars ($22,500,000.00) or so much thereof as may be advanced from time to time in immediately available funds, together with interest computed daily on the outstanding principal balance hereunder, at an annual interest rate, and in accordance with the payment schedule, indicated below. This Note is one of the Term Loan Notes made pursuant to that Loan Agreement of even date herewith between Borrower, Co-Obligors and NationsBank of Tennessee, N.A., as Agent for itself and First Union National Bank ("Loan Agreement"). Capitalized terms not defined herein shall have the meaning contained in the Loan Agreement.

     This is an amendment, restatement, modification and renewal of a portion of the indebtedness owed by Borrower to Bank evidenced by that Promissory Note in the principal amount of $33,000,000.00 dated the 26th day of August, 1991, as amended.

1.   RATE.  The rate shall be as provided in the Loan Agreement.

Notwithstanding any provision of this Note, Bank does not intend to charge and Borrower and Co-Obligors shall not be required to pay any amount of interest or other charges in excess of the maximum permitted by the applicable law of the State of Tennessee; if any higher rate ceiling is lawful, then that higher rate ceiling shall apply. Any payment in excess of such maximum shall be refunded to Borrower and Co-Obligors or credited against principal, at the option of Bank.

2. ACCRUAL METHOD. Interest at the Rate set forth above will be calculated by the 365/360 day method (a daily amount of interest is computed for a hypothetical year of 360 days; that amount is multiplied by the actual number of days for which any principal is outstanding hereunder).

3. PAYMENT SCHEDULE. All payments received hereunder shall be applied first to the payment of any expense or charges payable hereunder or under any other loan documents executed in connection with this Note, then to interest due and payable, with the balance applied to principal, or in such other order as Bank shall determine at its option.

Payments shall be made on the dates and in the amounts set forth in the Loan Agreement. The maturity date of this Note is March 24, 2004, subject to the provisions of Section 5 of the Loan Agreement.

4. WAIVERS, CONSENTS AND COVENANTS. Subject to any applicable cure periods, Borrower and Co-Obligors, any indorser or guarantor hereof, or any other party hereto (individually an "Obligor" and collectively "Obligors") and each of them jointly and severally: (a) waive presentment, demand, protest, notice of demand, notice of intent to accelerate, notice of acceleration of maturity, notice of protest, notice of nonpayment, notice of dishonor, and any other notice required to be given under the law to any Obligor in connection with the delivery, acceptance, performance, default or enforcement of this Note, any indorsement or guaranty of this Note, or any other documents executed in connection with this Note or any other note or other loan documents now or hereafter executed in connection with any obligation of Borrower and Co-Obligors to Bank (the "Loan Documents"); (b) consent to all delays, extensions, renewals or other modifications of this Note or the Loan Documents, or waivers of any term hereof or of the Loan Documents, or release or discharge by Bank of any of Obligors, or release, substitution or exchange of any security for the payment hereof, or the failure to act on the part of Bank, or any indulgence shown by Bank (without notice to or further assent from any of Obligors), and agree that no such action, failure to act or failure to exercise any right or remedy by Bank shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by Bank of, or otherwise affect, any of Bank's rights under this Note, under any indorsement or guaranty of this Note or under any of the Loan Documents; and (c) agree to pay, on demand, all reasonable costs and expenses of collection or defense of this Note or of any indorsement or guaranty hereof and/or the enforcement or defense of Bank's rights with respect to, or the administration, supervision, preservation, or protection of, or realization upon, any property securing payment hereof, including, without limitation, reasonable attorney's fees, including fees related to any suit, mediation or arbitration proceeding, out of court payment agreement, trial, appeal, bankruptcy proceedings or other proceeding, in such amount as may be determined reasonable by any arbitrator or court, whichever is applicable.

5. PREPAYMENTS. Voluntary prepayments of principal or accrued interest may be made, in whole or in part, at any time without penalty, except, in the case of a LIBOR Rate borrowing, a payment prior to the end of the LIBOR Period will require Borrower and Co-Obligors to pay Bank any breakage costs associated with such prepayment.

6. DELINQUENCY CHARGE. To the extent permitted by law, a delinquency charge may be imposed in an amount not to exceed four percent (4%) of any payment that is more than fifteen days late.

7. EVENTS OF DEFAULT. The following are events of default hereunder: subject to any applicable notice or cure period, (a) the failure to pay any obligation, liability or indebtedness of any Obligor to Bank, whether under this Note, the Loan Agreement or any Loan Documents, within five (5) days of the date when due (whether upon demand, at maturity or by acceleration), provided, however, that Borrower and Co-Obligors shall not be in Default as a result of a missed interest payment if a Lender has failed to deliver to Borrower an interest statement for such payment; (b) a Default as defined in the Loan Agreement.

8. REMEDIES UPON DEFAULT. Whenever there is a default under this Note (a) the entire balance outstanding hereunder and all other obligations of any Obligor to Bank (however acquired or evidenced) shall, at the option of Bank, become immediately due and payable and any obligation of Bank to permit further borrowing under this Note shall immediately cease and terminate, and/or (b) to the extent permitted by law, the Rate of interest on the unpaid principal shall be increased to the Default Rate as defined in the Loan Agreement. The provisions herein for a Default Rate shall not be deemed to extend the time for any payment hereunder or to constitute a "grace period" giving Obligors a right to cure any default. At Bank's option, and to the extent permitted by law, any accrued and unpaid interest, fees or charges may, for purposes of computing and accruing interest on a daily basis after the due date of the Note or any installment thereof, be deemed to be a part of the principal balance, and interest shall accrue on a daily compounded basis after such date at the Default Rate provided in this Note until the entire outstanding balance of principal and interest is paid in full. Upon a default under this Note, Bank is hereby authorized at any time, at its option and without notice or demand, to set off and charge against any deposit accounts of any Obligor, (as well as any money, instruments, securities, documents, chattel paper, credits, claims, demands, income and any other property, rights and interests of any Obligor), which at any time shall come into the possession or custody or under the control of Bank or any of its agents, affiliates or correspondents, any and all obligations due hereunder. Additionally, Bank shall have all rights and remedies available under each of the Loan Documents, as well as all rights and remedies available at law or in equity.

9. NON-WAIVER. The failure at any time of Bank to exercise any of its options or any other rights hereunder shall not constitute a waiver thereof, nor shall it be a bar to the exercise of any of its options or rights at a later date. All rights and remedies of Bank shall be cumulative and may be pursued singly, successively or together, at the option of Bank. The acceptance by Bank of any partial payment shall not constitute a waiver of any default or of any of Bank's rights under this Note. No waiver of any of its rights hereunder, and no modification or amendment of this Note, shall be deemed to be made by Bank unless the same shall be in writing, duly signed on behalf of Bank; each such waiver shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Bank or the obligations of Obligors to Bank in any other respect at any other time.

10. APPLICABLE LAW, VENUE AND JURISDICTION. This Note and the rights and obligations of Borrower, Co-Obligors and Bank under this Note shall be governed by and interpreted in accordance with the law of the State of Tennessee. Except for proceedings to enforce any mortgage, deed of trust, security agreement or other collateral document, in any litigation in connection with or to enforce this Note or any indorsement or guaranty of this Note or any Loan Documents, Obligors, and each of them, irrevocably consent to and confer personal jurisdiction on the courts of the State of Tennessee or the United States located within the State of Tennessee and expressly waive any objections as to venue in any such courts. Nothing contained herein shall, however, prevent Bank from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available under applicable law.

11. PARTIAL INVALIDITY. The unenforceability or invalidity of any provision of this Note shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of this Note or of the Loan Documents to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

12. BINDING EFFECT. This Note shall be binding upon and inure to the benefit of Borrower, Co-Obligors, Obligors and Bank and their respective successors, assigns, heirs and personal representatives, provided, however, that no obligations of Borrower, Co-Obligors or Obligors hereunder can be assigned without prior written consent of Bank.

13. CONTROLLING DOCUMENT. To the extent that this Note conflicts with or is in any way incompatible with any other document related specifically to the loan evidenced by this Note, this Note shall control over any other such document except the Loan Agreement, and if this Note does not address an issue, then each other such document shall control to the extent that it deals most specifically with an issue.

14. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING,

TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS
AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH
ACTION.

     A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN PALM BEACH COUNTY, FLORIDA, AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

     B. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED
TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

NOTICE OF FINAL AGREEMENT. THIS WRITTEN PROMISSORY NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

COOKER RESTAURANT
CORPORATION                            CGR MANAGEMENT CORPORATION

By:  /s/ Mark W. Mikosz                By:  /s/ Mark W. Mikosz
    ---------------------------            --------------------------------
Its:  Vice President, Chief            Its:  Vice President
      Financial Officer                     -------------------------------
     --------------------------



                                       SOUTHERN COOKER LIMITED
FLORIDA COOKER LP, INC.                PARTNERSHIP
                                       By:  Cooker Restaurant Corporation,
By:  /s/ Mark W. Mikosz                     General Partner
    ---------------------------
Its:  Vice President                   By:  /s/ Mark W. Mikosz
     --------------------------            --------------------------------
                                       Its:  Vice President
                                            -------------------------------

STATE OF TENNESSEE      )
                        )
COUNTY OF DAVIDSON      )

         Before me, the undersigned, a Notary Public of the state and county aforesaid, personally appeared Mark Mikosz, with whom I am personally acquainted, and who, upon oath, acknowledged himself to be the VP, CFO of COOKER RESTAURANT CORPORATION, the within named bargainor, a corporation, and that he, as such VP, CFO, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as VP, CFO.

         Witness my hand and seal at office in Nashville, Tennessee, this 24th day of September, 1998.

                                                     /s/ Mittie Jean Compton
                                                  -----------------------------
                                                           Notary Public
My Commission Expires:
      11-27-99
---------------------


STATE OF TENNESSEE )
                   )
COUNTY OF DAVIDSON )


         Before me, the undersigned, a Notary Public of the state and county aforesaid, personally appeared Mark Mikosz, with whom I am personally acquainted, and who, upon oath, acknowledged himself to be the VP of CGR MANAGEMENT CORPORATION, the within named bargainor, a corporation, and that he, as such VP, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as VP.

         Witness my hand and seal at office in Nashville, Tennessee, this 24th day of September, 1998.

                                                     /s/ Mittie Jean Compton
                                                  -----------------------------
                                                           Notary Public
My Commission Expires:
      11-27-99
---------------------

STATE OF TENNESSEE )
                   )
COUNTY OF DAVIDSON )

         Before me, the undersigned, a Notary Public of the state and county aforesaid, personally appeared Mark Mikosz, with whom I am personally acquainted, and who, upon oath, acknowledged himself to be the VP of FLORIDA COOKER LP, INC., the within named bargainor, a corporation, and that he, as such VP, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as VP.

         Witness my hand and seal at office in Nashville, Tennessee, this 24th day of September, 1998.

                                                     /s/ Mittie Jean Compton
                                                  -----------------------------
                                                           Notary Public
My Commission Expires:
      11-27-99
---------------------


STATE OF TENNESSEE )
                   )
COUNTY OF DAVIDSON )

         Before me, the undersigned, a Notary Public of the state and county aforesaid, personally appeared Mark Mikosz, with whom I am personally acquainted, and who, upon oath, acknowledged himself to be the VP of COOKER RESTAURANT CORPORATION, the general partner of SOUTHERN COOKER LIMITED PARTNERSHIP, the within named bargainor, a limited partnership, and that he, as such VP, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as VP.

         Witness my hand and seal at office in Nashville, Tennessee, this 24th day of September, 1998.

                                                     /s/ Mittie Jean Compton
                                                  -----------------------------
                                                           Notary Public
My Commission Expires:
      11-27-99
---------------------

                           RENEWAL REVOLVING LOAN NOTE


Date: March 24, 1999                                                                       Amount: $ _________________

======================================================================================================================
BANK:                                                      BORROWER:

NationsBank of Tennessee, N.A.                             Cooker Restaurant Corporation
Commercial Lending - 2nd Floor                             5500 Village Blvd. - 2nd Floor
One NationsBank Plaza                                      West Palm Beach, Palm Beach County, FL
Nashville, Davidson County, TN 37239                         33407

                                                           CO-OBLIGORS:
                                                                                                                 CGR
                                                           Management Corporation
                                                           5500 Village Blvd. - 2nd Floor
                                                           West Palm Beach, FL 33407

                                                           Florida Cooker LP, Inc.
                                                           5500 Village Blvd. - 2nd Floor
                                                           West Palm Beach, FL 33407

                                                           Southern Cooker Limited Partnership
                                                           5500 Village Blvd. - 2nd Floor
                                                           West Palm Beach, FL 33407

======================================================================================================================

FOR VALUE RECEIVED, the undersigned Borrower and Co-Obligors, jointly and severally, unconditionally promise to pay to the order of Bank, its successors and assigns, without setoff, at its offices indicated at the beginning of this Note, or at such other place as may be designated by Bank, the principal amount of _________________ and 00/100 Dollars ($_______________), or so much thereof as may be advanced from time to time in immediately available funds, together with interest computed daily on the outstanding principal balance hereunder, at an annual interest rate, and in accordance with the payment schedule, indicated below. This Note is the Renewal Revolving Note made pursuant to that Loan Agreement dated September 24, 1998 between Borrower, Co-Obligors and NationsBank of Tennessee, N.A., as Agent for itself and First Union National Bank ("Loan Agreement"). Capitalized terms not defined herein shall have the meaning contained in the Loan Agreement.

1.   RATE.  The rate shall be as provided in the Loan Agreement.

Notwithstanding any provision of this Note, Bank does not intend to charge and Borrower and Co-Obligors shall not be required to pay any amount of interest or other charges in excess of the maximum permitted by the applicable law of the State of Tennessee; if any higher rate ceiling is lawful, then that higher rate ceiling shall apply. Any payment in excess of such maximum shall be refunded to Borrower and Co-Obligors or credited against principal, at the option of Bank.

2. ACCRUAL METHOD. Interest at the Rate set forth above will be calculated by the 365/360 day method (a daily amount of interest is computed for a hypothetical year of 360 days; that amount is multiplied by the actual number of days for which any principal is outstanding hereunder).

3. PAYMENT SCHEDULE. All payments received hereunder shall be applied first to the payment of any expense or charges payable hereunder or under any other loan documents executed in connection with this Note, then to interest due and payable, with the balance applied to principal, or in such other order as Bank shall determine at its option.

Payments shall be made on the dates and in the amounts set forth in the Loan Agreement. The maturity date of this Note is March 24, 2004, subject to the provisions of Section 5 of the Loan Agreement.

4. ADVANCES. This is a revolving note. Advances to Borrower and Co-Obligors shall be made in accordance with the terms of the Loan Agreement.

5. WAIVERS, CONSENTS AND COVENANTS. Subject to any applicable cure periods, Borrower and Co-Obligors, any indorser or guarantor hereof, or any other party hereto (individually an "Obligor" and collectively "Obligors") and each of them jointly and severally: (a) waive presentment, demand, protest, notice of demand, notice of intent to accelerate, notice of acceleration of maturity, notice of protest, notice of nonpayment, notice of dishonor, and any other notice required to be given under the law to any Obligor in connection with the delivery, acceptance, performance, default or enforcement of this Note, any indorsement or guaranty of this Note, or any other documents executed in connection with this Note or any other note or other loan documents now or hereafter executed in connection with any obligation of Borrower and Co-Obligors to Bank (the "Loan Documents"); (b) consent to all delays, extensions, renewals or other modifications of this Note or the Loan Documents, or waivers of any term hereof or of the Loan Documents, or release or discharge by Bank of any of Obligors, or release, substitution or exchange of any security for the payment hereof, or the failure to act on the part of Bank, or any indulgence shown by Bank (without notice to or further assent from any of Obligors), and agree that no such action, failure to act or failure to exercise any right or remedy by Bank shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by Bank of, or otherwise affect, any of Bank's rights under this Note, under any indorsement or guaranty of this Note or under any of the Loan Documents; and (c) agree to pay, on demand, all reasonable costs and expenses of collection or defense of this Note or of any indorsement or guaranty hereof and/or the enforcement or defense of Bank's rights with respect to, or the administration, supervision, preservation, or protection of, or realization upon, any property securing payment hereof, including, without limitation, reasonable attorney's fees, including fees related to any suit, mediation or arbitration proceeding, out of court payment agreement, trial, appeal, bankruptcy proceedings or other proceeding, in such amount as may be determined reasonable by any arbitrator or court, whichever is applicable.

6. PREPAYMENTS. Voluntary prepayments of principal or accrued interest may be made, in whole or in part, at any time without penalty, except, in the case of a LIBOR Rate borrowing, a payment prior to the end of the LIBOR Period will require Borrower and Co-Obligors to pay Bank any breakage costs associated with such prepayment.

7. DELINQUENCY CHARGE. To the extent permitted by law, a delinquency charge may be imposed in an amount not to exceed four percent (4%) of any payment that is more than fifteen days late.

8. EVENTS OF DEFAULT. The following are events of default hereunder: subject to any applicable notice or cure period, (a) the failure to pay any obligation, liability or indebtedness of any Obligor to Bank, whether under this Note, the Loan Agreement or any Loan Documents, within five (5) days of the date when due (whether upon demand, at maturity or by acceleration), provided, however, that Borrower and Co-Obligors shall not be in Default as a result of a missed interest payment if a Lender has failed to deliver to Borrower an interest statement for such payment; (b) a Default as defined in the Loan Agreement.

9. REMEDIES UPON DEFAULT. Whenever there is a default under this Note (a) the entire balance outstanding hereunder and all other obligations of any Obligor to Bank (however acquired or evidenced) shall, at the option of Bank, become immediately due and payable and any obligation of Bank to permit further borrowing under this Note shall immediately cease and terminate, and/or (b) to the extent permitted by law, the Rate of interest on the unpaid principal shall be increased to the Default Rate as defined in the Loan Agreement. The provisions herein for a Default Rate shall not be deemed to extend the time for any payment hereunder or to constitute a "grace period" giving Obligors a right to cure any default. At Bank's option, and to the extent permitted by law, any accrued and unpaid interest, fees or charges may, for purposes of computing and accruing interest on a daily basis after the due date of the Note or any installment thereof, be deemed to be a part of the principal balance, and interest shall accrue on a daily compounded basis after such date at the Default Rate provided in this Note until the entire outstanding balance of principal and interest is paid in full. Upon a default under this Note, Bank is hereby authorized at any time, at its option and without notice or demand, to set off and charge against any deposit accounts of any Obligor, (as well as any money, instruments, securities, documents, chattel paper, credits, claims, demands, income and any other property, rights and interests of any Obligor), which at any time shall come into the possession or custody or under the control of Bank or any of its agents, affiliates or correspondents, any and all obligations due hereunder. Additionally, Bank shall have all rights and remedies available under each of the Loan Documents, as well as all rights and remedies available at law or in equity.

10. NON-WAIVER. The failure at any time of Bank to exercise any of its options or any other rights hereunder shall not constitute a waiver thereof, nor shall it be a bar to the exercise of any of its options or rights at a later date. All rights and remedies of Bank shall be cumulative and may be pursued singly, successively or together, at the option of Bank. The acceptance by Bank of any partial payment shall not constitute a waiver of any default or of any of Bank's rights under this Note. No waiver of any of its rights hereunder, and no modification or amendment of this Note, shall be deemed to be made by Bank unless the same shall be in writing, duly signed on behalf of Bank; each such waiver shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Bank or the obligations of Obligors to Bank in any other respect at any other time.

11. APPLICABLE LAW, VENUE AND JURISDICTION. This Note and the rights and obligations of Borrower, Co-Obligors and Bank under this Note shall be governed by and interpreted in accordance with the law of the State of Tennessee. Except for proceedings to enforce any mortgage, deed of trust, security agreement or other collateral document, in any litigation in connection with or to enforce this Note or any indorsement or guaranty of this Note or any Loan Documents, Obligors, and each of them, irrevocably consent to and confer personal jurisdiction on the courts of the State of Tennessee or the United States located within the State of Tennessee and expressly waive any objections as to venue in any such courts. Nothing contained herein shall, however, prevent Bank from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available under applicable law.

12. PARTIAL INVALIDITY. The unenforceability or invalidity of any provision of this Note shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of this Note or of the Loan Documents to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

13. BINDING EFFECT. This Note shall be binding upon and inure to the benefit of Borrower, Co-Obligors, Obligors and Bank and their respective successors, assigns, heirs and personal representatives, provided, however, that no obligations of Borrower, Co-Obligors or Obligors hereunder can be assigned without prior written consent of Bank.

14. CONTROLLING DOCUMENT. To the extent that this Note conflicts with or is in any way incompatible with any other document related specifically to the loan evidenced by this Note, this Note shall control over any other such document except the Loan Agreement, and if this Note does not address an issue, then each other such document shall control to the extent that it deals most specifically with an issue.

15. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL

ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN PALM BEACH COUNTY, FLORIDA, AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

     B. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED
TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE

CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

NOTICE OF FINAL AGREEMENT. THIS WRITTEN PROMISSORY NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


COOKER RESTAURANT
CORPORATION                              CGR MANAGEMENT CORPORATION

By:  ___________________________         By: ________________________________

Its:  __________________________         Its: ________________________________



                                         SOUTHERN COOKER LIMITED
FLORIDA COOKER LP, INC.                  PARTNERSHIP
                                         By:  Cooker Restaurant Corporation,
By: ____________________________             General Partner

Its: ___________________________         By_________________________________

                                         Its: ________________________________

STATE OF TENNESSEE )
                   )
COUNTY OF DAVIDSON )

         Before me, the undersigned, a Notary Public of the state and county aforesaid, personally appeared __________________, with whom I am personally acquainted, and who, upon oath, acknowledged _____self to be the _______________ of COOKER RESTAURANT CORPORATION, the within named bargainor, a corporation, and that ___, as such __________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by ____self as

_________________.

         Witness my hand and seal at office in Nashville, Tennessee, this _____ day of _________, 1998.

                                                  -----------------------------
                                                        Notary Public

My Commission Expires:

---------------------


STATE OF TENNESSEE )
                                    )
COUNTY OF DAVIDSON )


         Before me, the undersigned, a Notary Public of the state and county aforesaid, personally appeared __________________, with whom I am personally acquainted, and who, upon oath, acknowledged _____self to be the _______________ of CGR MANAGEMENT CORPORATION, the within named bargainor, a corporation, and that ___, as such __________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by ____self as

_________________.

         Witness my hand and seal at office in Nashville, Tennessee, this _____ day of _________, 1998.

                                                  -----------------------------
                                                        Notary Public
My Commission Expires:

---------------------

STATE OF TENNESSEE )
                   )
COUNTY OF DAVIDSON )

         Before me, the undersigned, a Notary Public of the state and county aforesaid, personally appeared __________________, with whom I am personally acquainted, and who, upon oath, acknowledged _____self to be the _______________ of FLORIDA COOKER LP, INC., the within named bargainor, a corporation, and that ___, as such __________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by ____self as _________________.

         Witness my hand and seal at office in Nashville, Tennessee, this _____ day of _________, 1998.

                                                  ----------------------------
                                                          Notary Public
My Commission Expires:

---------------------


STATE OF TENNESSEE )
                   )
COUNTY OF DAVIDSON )

         Before me, the undersigned, a Notary Public of the state and county aforesaid, personally appeared __________________, with whom I am personally acquainted, and who, upon oath, acknowledged _____self to be the _______________ of COOKER RESTAURANT CORPORATION, the general partner of SOUTHERN COOKER LIMITED PARTNERSHIP, the within named bargainor, a limited partnership, and that ___, as such __________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by ____self as _________________.

         Witness my hand and seal at office in _______________, Tennessee, this _____ day of _________, 1998.

                                                  -----------------------------
                                                           Notary Public
My Commission Expires:

                             RENEWAL TERM LOAN NOTE


Date: March 24, 1999                                                                         Amount: $________________

======================================================================================================================
BANK:                                                      BORROWER:

First Union National Bank                                  Cooker Restaurant Corporation
77 East Camino Real                                        5500 Village Blvd. - 2nd Floor
2nd Floor                                                  West Palm Beach, Palm Beach County, FL
Boca Raton, Florida  33432                                   33407

                                                           CO-OBLIGORS:
                                                                                       CGR
                                                           Management Corporation
                                                           5500 Village Blvd. - 2nd Floor
                                                           West Palm Beach, FL 33407

                                                           Florida Cooker LP, Inc.
                                                           5500 Village Blvd. - 2nd Floor
                                                           West Palm Beach, FL 33407

                                                           Southern Cooker Limited Partnership
                                                           5500 Village Blvd. - 2nd Floor
                                                           West Palm Beach, FL 33407

======================================================================================================================

FOR VALUE RECEIVED, the undersigned Borrower and Co-Obligors, jointly and severally, unconditionally promise to pay to the order of Bank, its successors and assigns, without setoff, at its offices indicated at the beginning of this Note, or at such other place as may be designated by Bank, the principal amount of ____________________________ and 00/100 Dollars ($________________) or so
much thereof as may be advanced from time to time in immediately available funds, together with interest computed daily on the outstanding principal balance hereunder, at an annual interest rate, and in accordance with the payment schedule, indicated below. This Note is one of the Renewal Term Loan Notes made pursuant to that Loan Agreement dated September 24, 1998 between Borrower, Co-Obligors and NationsBank of Tennessee, N.A., as Agent for itself and First Union National Bank ("Loan Agreement"). Capitalized terms not defined herein shall have the meaning contained in the Loan Agreement.

     This is an amendment, restatement, modification and renewal of a portion of the indebtedness owed by Borrower to Bank evidenced by that Promissory Note in the original principal amount of $33,000,000.00 dated the 26th day of August, 1991 as amended.

1.   RATE.  The rate shall be as provided in the Loan Agreement.

Notwithstanding any provision of this Note, Bank does not intend to charge and Borrower and Co-Obligors shall not be required to pay any amount of interest or other charges in excess of the maximum permitted by the applicable law of the State of Tennessee; if any higher rate ceiling is lawful, then that higher rate ceiling shall apply. Any payment in excess of such maximum shall be refunded to Borrower and Co-Obligors or credited against principal, at the option of Bank.

2. ACCRUAL METHOD. Interest at the Rate set forth above will be calculated by the 365/360 day method (a daily amount of interest is computed for a hypothetical year of 360 days; that amount is multiplied by the actual number of days for which any principal is outstanding hereunder).

3. PAYMENT SCHEDULE. All payments received hereunder shall be applied first to the payment of any expense or charges payable hereunder or under any other loan documents executed in connection with this Note, then to interest due and payable, with the balance applied to principal, or in such other order as Bank shall determine at its option.

Payments shall be made on the dates and in the amounts set forth in the Loan Agreement. The maturity date of this Note is March 24, 2004, subject to the provisions of Section 5 of the Loan Agreement.

4. WAIVERS, CONSENTS AND COVENANTS. Subject to any applicable cure periods, Borrower and Co-Obligors, any indorser or guarantor hereof, or any other party hereto (individually an "Obligor" and collectively "Obligors") and each of them jointly and severally: (a) waive presentment, demand, protest, notice of demand, notice of intent to accelerate, notice of acceleration of maturity, notice of protest, notice of nonpayment, notice of dishonor, and any other notice required to be given under the law to any Obligor in connection with the delivery, acceptance, performance, default or enforcement of this Note, any indorsement or guaranty of this Note, or any other documents executed in connection with this Note or any other note or other loan documents now or hereafter executed in connection with any obligation of Borrower and Co-Obligors to Bank (the "Loan Documents"); (b) consent to all delays, extensions, renewals or other modifications of this Note or the Loan Documents, or waivers of any term hereof or of the Loan Documents, or release or discharge by Bank of any of Obligors, or release, substitution or exchange of any security for the payment hereof, or the failure to act on the part of Bank, or any indulgence shown by Bank (without notice to or further assent from any of Obligors), and agree that no such action, failure to act or failure to exercise any right or remedy by Bank shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by Bank of, or otherwise affect, any of Bank's rights under this Note, under any indorsement or guaranty of this Note or under any of the Loan Documents; and (c) agree to pay, on demand, all reasonable costs and expenses of collection or defense of this Note or of any indorsement or guaranty hereof and/or the enforcement or defense of Bank's rights with respect to, or the administration, supervision, preservation, or protection of, or realization upon, any property securing payment hereof, including, without limitation, reasonable attorney's fees, including fees related to any suit, mediation or arbitration proceeding, out of court payment agreement, trial, appeal, bankruptcy proceedings or other proceeding, in such amount as may be determined reasonable by any arbitrator or court, whichever is applicable.

5. PREPAYMENTS. Voluntary prepayments of principal or accrued interest may be made, in whole or in part, at any time without penalty, except, in the case of a LIBOR Rate borrowing, a payment prior to the end of the LIBOR Period will require Borrower and Co-Obligors to pay Bank any breakage costs associated with such prepayment.

6. DELINQUENCY CHARGE. To the extent permitted by law, a delinquency charge may be imposed in an amount not to exceed four percent (4%) of any payment that is more than fifteen days late.

7. EVENTS OF DEFAULT. The following are events of default hereunder: subject to any applicable notice or cure period, (a) the failure to pay any obligation, liability or indebtedness of any Obligor to Bank, whether under this Note, the Loan Agreement or any Loan Documents, within five (5) days of the date when due (whether upon demand, at maturity or by acceleration), provided, however, that Borrower and Co-Obligors shall not be in Default as a result of a missed interest payment if a Lender has failed to deliver to Borrower an interest statement for such payment; (b) a Default as defined in the Loan Agreement.

8. REMEDIES UPON DEFAULT. Whenever there is a default under this Note (a) the entire balance outstanding hereunder and all other obligations of any Obligor to Bank (however acquired or evidenced) shall, at the option of Bank, become immediately due and payable and any obligation of Bank to permit further borrowing under this Note shall immediately cease and terminate, and/or (b) to the extent permitted by law, the Rate of interest on the unpaid principal shall be increased to the Default Rate as defined in the Loan Agreement. The provisions herein for a Default Rate shall not be deemed to extend the time for any payment hereunder or to constitute a "grace period" giving Obligors a right to cure any default. At Bank's option, and to the extent permitted by law, any accrued and unpaid interest, fees or charges may, for purposes of computing and accruing interest on a daily basis after the due date of the Note or any installment thereof, be deemed to be a part of the principal balance, and interest shall accrue on a daily compounded basis after such date at the Default Rate provided in this Note until the entire outstanding balance of principal and interest is paid in full. Upon a default under this Note, Bank is hereby authorized at any time, at its option and without notice or demand, to set off and charge against any deposit accounts of any Obligor, (as well as any money, instruments, securities, documents, chattel paper, credits, claims, demands, income and any other property, rights and interests of any Obligor), which at any time shall come into the possession or custody or under the control of Bank or any of its agents, affiliates or correspondents, any and all obligations due hereunder. Additionally, Bank shall have all rights and remedies available under each of the Loan Documents, as well as all rights and remedies available at law or in equity.

9. NON-WAIVER. The failure at any time of Bank to exercise any of its options or any other rights hereunder shall not constitute a waiver thereof, nor shall it be a bar to the exercise of any of its options or rights at a later date. All rights and remedies of Bank shall be cumulative and may be pursued singly, successively or together, at the option of Bank. The acceptance by Bank of any partial payment shall not constitute a waiver of any default or of any of Bank's rights under this Note. No waiver of any of its rights hereunder, and no modification or amendment of this Note, shall be deemed to be made by Bank unless the same shall be in writing, duly signed on behalf of Bank; each such waiver shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Bank or the obligations of Obligors to Bank in any other respect at any other time.

10. APPLICABLE LAW, VENUE AND JURISDICTION. This Note and the rights and obligations of Borrower, Co-Obligors and Bank under this Note shall be governed by and interpreted in accordance with the law of the State of Tennessee. Except for proceedings to enforce any mortgage, deed of trust, security agreement or other collateral document, in any litigation in connection with or to enforce this Note or any indorsement or guaranty of this Note or any Loan Documents, Obligors, and each of them, irrevocably consent to and confer personal jurisdiction on the courts of the State of Tennessee or the United States located within the State of Tennessee and expressly waive any objections as to venue in any such courts. Nothing contained herein shall, however, prevent Bank from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available under applicable law.

11. PARTIAL INVALIDITY. The unenforceability or invalidity of any provision of this Note shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of this Note or of the Loan Documents to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

12. BINDING EFFECT. This Note shall be binding upon and inure to the benefit of Borrower, Co-Obligors, Obligors and Bank and their respective successors, assigns, heirs and personal representatives, provided, however, that no obligations of Borrower, Co-Obligors or Obligors hereunder can be assigned without prior written consent of Bank.

13. CONTROLLING DOCUMENT. To the extent that this Note conflicts with or is in any way incompatible with any other document related specifically to the loan evidenced by this Note, this Note shall control over any other such document except the Loan Agreement, and if this Note does not address an issue, then each other such document shall control to the extent that it deals most specifically with an issue.

14. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING,

TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS
AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH
ACTION.

     A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN PALM BEACH COUNTY, FLORIDA, AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

     B. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED
TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

NOTICE OF FINAL AGREEMENT. THIS WRITTEN PROMISSORY NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

COOKER RESTAURANT
CORPORATION                             CGR MANAGEMENT CORPORATION

By:  __________________________         By: ________________________________

Its:  _________________________         Its: ________________________________



                                        SOUTHERN COOKER LIMITED
FLORIDA COOKER LP, INC.                 PARTNERSHIP
                                        By:  Cooker Restaurant Corporation,
By: ___________________________             General Partner

Its: __________________________         By_________________________________

                                        Its: ________________________________

STATE OF TENNESSEE      )
                        )
COUNTY OF DAVIDSON      )

         Before me, the undersigned, a Notary Public of the state and county aforesaid, personally appeared __________________, with whom I am personally acquainted, and who, upon oath, acknowledged _____self to be the _______________ of COOKER RESTAURANT CORPORATION, the within named bargainor, a corporation, and that ___, as such __________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by ____self as

_________________.

         Witness my hand and seal at office in Nashville, Tennessee, this _____ day of _________, 1998.


                                                 -----------------------------
                                                           Notary Public
My Commission Expires:

---------------------


STATE OF TENNESSEE      )
                        )
COUNTY OF DAVIDSON      )


         Before me, the undersigned, a Notary Public of the state and county aforesaid, personally appeared __________________, with whom I am personally acquainted, and who, upon oath, acknowledged _____self to be the _______________ of CGR MANAGEMENT CORPORATION, the within named bargainor, a corporation, and that ___, as such __________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by ____self as

_________________.

         Witness my hand and seal at office in Nashville, Tennessee, this _____ day of _________, 1998.

                                               -----------------------------
                                                          Notary Public

My Commission Expires:

---------------------

STATE OF TENNESSEE )
                   )
COUNTY OF DAVIDSON )

         Before me, the undersigned, a Notary Public of the state and county aforesaid, personally appeared __________________, with whom I am personally acquainted, and who, upon oath, acknowledged _____self to be the _______________ of FLORIDA COOKER LP, INC., the within named bargainor, a corporation, and that ___, as such __________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by ____self as _________________.

         Witness my hand and seal at office in Nashville, Tennessee, this _____ day of _________, 1998.

                                                   ----------------------------
                                                           Notary Public
My Commission Expires:

---------------------


STATE OF TENNESSEE )
                   )
COUNTY OF DAVIDSON )

         Before me, the undersigned, a Notary Public of the state and county aforesaid, personally appeared __________________, with whom I am personally acquainted, and who, upon oath, acknowledged _____self to be the _______________ of COOKER RESTAURANT CORPORATION, the general partner of SOUTHERN COOKER LIMITED PARTNERSHIP, the within named bargainor, a limited partnership, and that ___, as such __________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by ____self as _________________.

         Witness my hand and seal at office in _______________, Tennessee, this _____ day of _________, 1998.

                                                  -----------------------------
                                                          Notary Public
My Commission Expires:

---------------------

                             RENEWAL TERM LOAN NOTE


Date: March 24, 1999                                                                        Amount: $ ________________

======================================================================================================================
BANK:                                                      BORROWER:

NationsBank of Tennessee, N.A.                             Cooker Restaurant Corporation
Commercial Lending - 2nd Floor                             5500 Village Blvd. - 2nd Floor
One NationsBank Plaza                                      West Palm Beach, Palm Beach County, FL
Nashville, Davidson County, TN   37239                       33407

                                                           CO-OBLIGORS:
                                                                                                                 CGR
                                                           Management Corporation
                                                           5500 Village Blvd. - 2nd Floor
                                                           West Palm Beach, FL 33407

                                                           Florida Cooker LP, Inc.
                                                           5500 Village Blvd. - 2nd Floor
                                                           West Palm Beach, FL 33407

                                                           Southern Cooker Limited Partnership
                                                           5500 Village Blvd. - 2nd Floor
                                                           West Palm Beach, FL 33407

======================================================================================================================

FOR VALUE RECEIVED, the undersigned Borrower and Co-Obligors, jointly and severally, unconditionally promise to pay to the order of Bank, its successors and assigns, without setoff, at its offices indicated at the beginning of this Note, or at such other place as may be designated by Bank, the principal amount of ___________________________ Dollars ($_______________), or so much thereof as may be advanced from time to time in immediately available funds, together with interest computed daily on the outstanding principal balance hereunder, at an annual interest rate, and in accordance with the payment schedule, indicated below. This Note is one of the Renewal Term Loan Notes made pursuant to that Loan Agreement dated September 24, 1998 between Borrower, Co-Obligors and NationsBank of Tennessee, N.A., as Agent for itself and First Union National Bank ("Loan Agreement"). Capitalized terms not defined herein shall have the meaning contained in the Loan Agreement.

1.   RATE.  The rate shall be as provided in the Loan Agreement.

Notwithstanding any provision of this Note, Bank does not intend to charge and Borrower and Co-Obligors shall not be required to pay any amount of interest or other charges in excess of the maximum permitted by the applicable law of the State of Tennessee; if any higher rate ceiling is lawful, then that higher rate ceiling shall apply. Any payment in excess of such maximum shall be refunded to Borrower and Co-Obligors or credited against principal, at the option of Bank.

2. ACCRUAL METHOD. Interest at the Rate set forth above will be calculated by the 365/360 day method (a daily amount of interest is computed for a hypothetical year of 360 days; that amount is multiplied by the actual number of days for which any principal is outstanding hereunder).

3. PAYMENT SCHEDULE. All payments received hereunder shall be applied first to the payment of any expense or charges payable hereunder or under any other loan documents executed in connection with this Note, then to interest due and payable, with the balance applied to principal, or in such other order as Bank shall determine at its option.

Payments shall be made on the dates and in the amounts set forth in the Loan Agreement. The maturity date of this Note is March 24, 2004, subject to the provisions of Section 5 of the Loan Agreement.

4. WAIVERS, CONSENTS AND COVENANTS. Subject to any applicable cure periods, Borrower and Co-Obligors, any indorser or guarantor hereof, or any other party hereto (individually an "Obligor" and collectively "Obligors") and each of them jointly and severally: (a) waive presentment, demand, protest, notice of demand, notice of intent to accelerate, notice of acceleration of maturity, notice of protest, notice of nonpayment, notice of dishonor, and any other notice required to be given under the law to any Obligor in connection with the delivery, acceptance, performance, default or enforcement of this Note, any indorsement or guaranty of this Note, or any other documents executed in connection with this Note or any other note or other loan documents now or hereafter executed in connection with any obligation of Borrower and Co-Obligors to Bank (the "Loan Documents"); (b) consent to all delays, extensions, renewals or other modifications of this Note or the Loan Documents, or waivers of any term hereof or of the Loan Documents, or release or discharge by Bank of any of Obligors, or release, substitution or exchange of any security for the payment hereof, or the failure to act on the part of Bank, or any indulgence shown by Bank (without notice to or further assent from any of Obligors), and agree that no such action, failure to act or failure to exercise any right or remedy by Bank shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by Bank of, or otherwise affect, any of Bank's rights under this Note, under any indorsement or guaranty of this Note or under any of the Loan Documents; and (c) agree to pay, on demand, all reasonable costs and expenses of collection or defense of this Note or of any indorsement or guaranty hereof and/or the enforcement or defense of Bank's rights with respect to, or the administration, supervision, preservation, or protection of, or realization upon, any property securing payment hereof, including, without limitation, reasonable attorney's fees, including fees related to any suit, mediation or arbitration proceeding, out of court payment agreement, trial, appeal, bankruptcy proceedings or other proceeding, in such amount as may be determined reasonable by any arbitrator or court, whichever is applicable.

5. PREPAYMENTS. Voluntary prepayments of principal or accrued interest may be made, in whole or in part, at any time without penalty, except, in the case of a LIBOR Rate borrowing, a payment prior to the end of the LIBOR Period will require Borrower and Co-Obligors to pay Bank any breakage costs associated with such prepayment.

6. DELINQUENCY CHARGE. To the extent permitted by law, a delinquency charge may be imposed in an amount not to exceed four percent (4%) of any payment that is more than fifteen days late.

7. EVENTS OF DEFAULT. The following are events of default hereunder: subject to any applicable notice or cure period, (a) the failure to pay any obligation, liability or indebtedness of any Obligor to Bank, whether under this Note, the Loan Agreement or any Loan Documents, within five (5) days of the date when due (whether upon demand, at maturity or by acceleration), provided, however, that Borrower and Co-Obligors shall not be in Default as a result of a missed interest payment if a Lender has failed to deliver to Borrower an interest statement for such payment; (b) a Default as defined in the Loan Agreement.

8. REMEDIES UPON DEFAULT. Whenever there is a default under this Note (a) the entire balance outstanding hereunder and all other obligations of any Obligor to Bank (however acquired or evidenced) shall, at the option of Bank, become immediately due and payable and any obligation of Bank to permit further borrowing under this Note shall immediately cease and terminate, and/or (b) to the extent permitted by law, the Rate of interest on the unpaid principal shall be increased to the Default Rate as defined in the Loan Agreement. The provisions herein for a Default Rate shall not be deemed to extend the time for any payment hereunder or to constitute a "grace period" giving Obligors a right to cure any default. At Bank's option, and to the extent permitted by law, any accrued and unpaid interest, fees or charges may, for purposes of computing and accruing interest on a daily basis after the due date of the Note or any installment thereof, be deemed to be a part of the principal balance, and interest shall accrue on a daily compounded basis after such date at the Default Rate provided in this Note until the entire outstanding balance of principal and interest is paid in full. Upon a default under this Note, Bank is hereby authorized at any time, at its option and without notice or demand, to set off and charge against any deposit accounts of any Obligor, (as well as any money, instruments, securities, documents, chattel paper, credits, claims, demands, income and any other property, rights and interests of any Obligor), which at any time shall come into the possession or custody or under the control of Bank or any of its agents, affiliates or correspondents, any and all obligations due hereunder. Additionally, Bank shall have all rights and remedies available under each of the Loan Documents, as well as all rights and remedies available at law or in equity.

9. NON-WAIVER. The failure at any time of Bank to exercise any of its options or any other rights hereunder shall not constitute a waiver thereof, nor shall it be a bar to the exercise of any of its options or rights at a later date. All rights and remedies of Bank shall be cumulative and may be pursued singly, successively or together, at the option of Bank. The acceptance by Bank of any partial payment shall not constitute a waiver of any default or of any of Bank's rights under this Note. No waiver of any of its rights hereunder, and no modification or amendment of this Note, shall be deemed to be made by Bank unless the same shall be in writing, duly signed on behalf of Bank; each such waiver shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Bank or the obligations of Obligors to Bank in any other respect at any other time.

10. APPLICABLE LAW, VENUE AND JURISDICTION. This Note and the rights and obligations of Borrower, Co-Obligors and Bank under this Note shall be governed by and interpreted in accordance with the law of the State of Tennessee. Except for proceedings to enforce any mortgage, deed of trust, security agreement or other collateral document, in any litigation in connection with or to enforce this Note or any indorsement or guaranty of this Note or any Loan Documents, Obligors, and each of them, irrevocably consent to and confer personal jurisdiction on the courts of the State of Tennessee or the United States located within the State of Tennessee and expressly waive any objections as to venue in any such courts. Nothing contained herein shall, however, prevent Bank from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available under applicable law.

11. PARTIAL INVALIDITY. The unenforceability or invalidity of any provision of this Note shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of this Note or of the Loan Documents to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

12. BINDING EFFECT. This Note shall be binding upon and inure to the benefit of Borrower, Co- Obligors, Obligors and Bank and their respective successors, assigns, heirs and personal representatives, provided, however, that no obligations of Borrower, Co-Obligors or Obligors hereunder can be assigned without prior written consent of Bank.

13. CONTROLLING DOCUMENT. To the extent that this Note conflicts with or is in any way incompatible with any other document related specifically to the loan evidenced by this Note, this Note shall control over any other such document except the Loan Agreement, and if this Note does not address an issue, then each other such document shall control to the extent that it deals most specifically with an issue.

14. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN PALM BEACH COUNTY, FLORIDA, AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

     B. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED
TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

NOTICE OF FINAL AGREEMENT. THIS WRITTEN PROMISSORY NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


COOKER RESTAURANT
CORPORATION                                 CGR MANAGEMENT CORPORATION

By:  ________________________________       By: _______________________________

Its:  ________________________________      Its: ______________________________

                                            SOUTHERN COOKER LIMITED
FLORIDA COOKER LP, INC.                     PARTNERSHIP
                                            By:  Cooker Restaurant Corporation,
By: ________________________________            General Partner

Its: ________________________________       By_________________________________

                                            Its: ______________________________

STATE OF TENNESSEE      )
                        )
COUNTY OF DAVIDSON      )

         Before me, the undersigned, a Notary Public of the state and county aforesaid, personally appeared __________________, with whom I am personally acquainted, and who, upon oath, acknowledged _____self to be the _______________ of COOKER RESTAURANT CORPORATION, the within named bargainor, a corporation, and that ___, as such __________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by ____self as

_________________.

         Witness my hand and seal at office in Nashville, Tennessee, this _____ day of _________, 1998.


                                                  -----------------------------
                                                           Notary Public
My Commission Expires:

---------------------


STATE OF TENNESSEE )
                   )
COUNTY OF DAVIDSON )


         Before me, the undersigned, a Notary Public of the state and county aforesaid, personally appeared __________________, with whom I am personally acquainted, and who, upon oath, acknowledged _____self to be the _______________ of CGR MANAGEMENT CORPORATION, the within named bargainor, a corporation, and that ___, as such __________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by ____self as

_________________.

         Witness my hand and seal at office in Nashville, Tennessee, this _____ day of _________, 1998.
                                               -----------------------------
                                                         Notary Public

My Commission Expires:

---------------------

STATE OF TENNESSEE )
                   )
COUNTY OF DAVIDSON )

         Before me, the undersigned, a Notary Public of the state and county aforesaid, personally appeared __________________, with whom I am personally acquainted, and who, upon oath, acknowledged _____self to be the _______________ of FLORIDA COOKER LP, INC., the within named bargainor, a corporation, and that ___, as such __________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by ____self as _________________.

         Witness my hand and seal at office in Nashville, Tennessee, this _____ day of _________, 1998.

                                                   ----------------------------
                                                           Notary Public
My Commission Expires:

---------------------


STATE OF TENNESSEE )
                   )
COUNTY OF DAVIDSON )

         Before me, the undersigned, a Notary Public of the state and county aforesaid, personally appeared __________________, with whom I am personally acquainted, and who, upon oath, acknowledged _____self to be the _______________ of COOKER RESTAURANT CORPORATION, the general partner of SOUTHERN COOKER LIMITED PARTNERSHIP, the within named bargainor, a limited partnership, and that ___, as such __________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by ____self as _________________.

         Witness my hand and seal at office in _______________, Tennessee, this _____ day of _________, 1998.

                                                 -----------------------------
                                                        Notary Public
My Commission Expires:

---------------------